EXHIBIT 10.1

FORM OF

MASTER TRANSACTION AGREEMENT

between

EMC CORPORATION

and

VMWARE, INC.

i

ii

iii

MASTER TRANSACTION AGREEMENT

This Master Transaction Agreement is dated as of the [    ] day of [    ], 2007, between EMC Corporation, a Massachusetts corporation (“EMC”), and VMware, Inc., a Delaware corporation (“VMware,” with each of EMC and VMware a “Party,” and together, the “Parties”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in ARTICLE VIII hereof.

RECITALS

WHEREAS, EMC is the beneficial owner of all the issued and outstanding common stock of VMware;

WHEREAS, EMC, through VMware, is engaged in the business of virtual infrastructure technology, as more completely described in a Registration Statement on Form S-1 (File No. 333-142368) filed with the Securities and Exchange Commission (“Commission”) under the Securities Act (the “IPO Registration Statement”);

WHEREAS, EMC and VMware currently contemplate that VMware will make an initial public offering (“IPO”) pursuant to the IPO Registration Statement; and

WHEREAS, the Parties intend in this Agreement, including the Exhibits and Schedules hereto, to set forth the principal arrangements between EMC and VMware regarding the relationship of the Parties from and after the filing of the IPO Registration Statement and the consummation of the IPO.

NOW, THEREFORE, in consideration of the foregoing and the terms, conditions, covenants and provisions of this Agreement, EMC and VMware mutually covenant and agree as follows:

ARTICLE I

DOCUMENTS AND ITEMS TO BE DELIVERED ON THE IPO DATE

Section 1.1 Documents to be delivered by EMC. On or prior to the closing of the IPO (the “IPO Date”), EMC will deliver, or will cause its appropriate Subsidiaries to deliver, to VMware all of the following items and agreements:

(a) A duly executed Tax Sharing Agreement substantially in the form attached to the IPO Registration Statement as Exhibit 10.3 (the “Tax Sharing Agreement”);

(b) A duly executed Administrative Services Agreement, substantially in the form attached to the IPO Registration Statement as Exhibit 10.2 (the “Administrative Services Agreement”);

(c) A duly executed Intellectual Property Agreement, substantially in the form attached to the IPO Registration Statement as Exhibit 10.4 (the “Intellectual Property Agreement”);

(d) A duly executed Real Estate Agreement, substantially in the form attached to the IPO Registration Statement as Exhibit 10.6 (the “Real Estate Agreement”);

(e) A duly executed Employee Benefits Agreement, substantially in the form attached to the IPO Registration Statement as Exhibit 10.5 (the “Employee Benefits Agreement”);

(f) A duly executed Insurance Matters Agreement, substantially in the form attached to the IPO Registration Statement as Exhibit 10.11 (the “Insurance Matters Agreement”); and

(g) Such other agreements, documents or instruments as the Parties may agree are necessary or desirable in order to achieve the purposes hereof.

Section 1.2 Documents to be delivered by VMware. On or prior to the IPO Date, VMware will deliver, or will cause its appropriate Subsidiaries to deliver, to EMC all of the following items and agreements:

(a) In each case where VMware is a party to any agreement or instrument referred to in Section 1.1, a duly executed counterpart of such agreement or instrument; and

(b) Such other agreements, documents or instruments as the Parties may agree are necessary or desirable in order to achieve the purposes hereof.

ARTICLE II

THE IPO AND ACTIONS PENDING THE IPO; DISTRIBUTION

Section 2.1 Transactions prior to the IPO. Subject to the occurrence of the events described in this ARTICLE II, EMC and VMware intend to consummate the IPO and to take, or cause to be taken, the actions specified in this Section 2.1.

(a) Registration Statement. VMware has filed the IPO Registration Statement, and intends to file such amendments or supplements thereto as may be necessary in order to cause the same to become and remain effective as required by law or by the managing underwriters for the IPO (the “Underwriters”), including, without limitation, filing such amendments or supplements to the IPO Registration Statement as may be required by the underwriting agreement to be entered into among VMware and the Underwriters (the “Underwriting Agreement”), the Commission or federal, state or foreign securities laws. EMC and VMware also intend to cooperate in preparing, filing with the Commission and causing to become effective a registration statement registering the Class A common stock of VMware under the Securities and

Exchange Act of 1934, as amended (the “Exchange Act”), and any registration statements or amendments thereof which are required to reflect the establishment of, or amendments to, any employee benefit and other plans necessary or appropriate in connection with the IPO or the other transactions contemplated by this Agreement.

(b) Underwriting Agreement. VMware shall enter into the Underwriting Agreement, which shall in form and substance be satisfactory to EMC and VMware, as determined by the board of directors of each Party or its authorized designees, as appropriate, and VMware shall comply with its obligations thereunder.

(c) NYSE Listing. VMware shall prepare, file and use its reasonable best efforts to make effective, an application for listing of its Class A common stock issued in the IPO on the New York Stock Exchange (“NYSE”), subject to official notice of issuance.

Section 2.2 Cooperation. VMware shall consult with, and cooperate in all respects with, EMC in connection with the pricing and marketing, including any roadshow presentations, of the Class A common stock of VMware to be offered in the IPO and shall, at EMC’s direction, promptly take any and all actions necessary or desirable to consummate the IPO as contemplated by the IPO Registration Statement and the Underwriting Agreement.

Section 2.3 Conditions precedent to Consummation of the IPO. The obligations of the Parties to consummate the IPO shall be conditioned on the satisfaction of the following conditions (collectively, the “IPO Conditions”):

(a) Registration Statement. The IPO Registration Statement shall have been declared effective by the Commission, and there shall be no stop-order in effect with respect thereto;

(b) Blue Sky. The actions and filings with regard to applicable securities and blue sky laws of any state (and any comparable laws under any foreign jurisdictions) shall have been taken and, where applicable, have become effective or been accepted;

(c) NYSE Listing. The Class A common stock of VMware to be issued in the IPO shall have been accepted for listing on the NYSE, subject only to official notice of issuance;

(d) Underwriting Agreement. VMware shall have entered into the Underwriting Agreement and all conditions to the obligations of VMware and the Underwriters shall have been satisfied or waived by the party that is entitled to the benefit thereof;

(e) Stock Ownership. EMC shall be satisfied, in its sole discretion, that it will own at least 80.1% of the combined voting power of the outstanding Class A common stock and Class B common stock, voting together as a single class, and that VMware will have no class of VMware Capital Stock other than the Common Stock outstanding, immediately following the IPO;

(f) No Legal Restraints. No order, injunction or decree issued by any court or agency of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the IPO or any of the other transactions contemplated by this Agreement or any Inter-Company Agreement shall be in effect;

(g) Deliveries. Each Party shall have made the deliveries required pursuant to Section 1.1 and Section 1.2, respectively; and

(h) Other Actions. Such other actions as the Parties hereto may, based upon the advice of counsel, reasonably request to be taken prior to the IPO in order to assure the successful completion of the IPO, shall have been taken.

VMware shall use its reasonable best efforts to satisfy, or cause to be satisfied, the IPO Conditions, it being understood and acknowledged by the Parties that EMC shall have absolute discretion to proceed with or abandon the IPO.

Section 2.4 Distribution.

(a) Distribution Generally. At any time after the IPO Date, if EMC, in its sole and absolute discretion, advises VMware that EMC intends to pursue a Distribution, VMware agrees to take all action reasonably requested by EMC to facilitate the Distribution.

(b) EMC’S Sole Discretion. EMC shall, in its sole and absolute discretion, determine whether to proceed with all or part of a Distribution, the date of the consummation of the Distribution and all terms of the Distribution, including, without limitation, the form, structure and terms of any transaction(s) and/or offering(s) to effect the Distribution and the timing of and conditions to the consummation of the Distribution. In addition, EMC may at any time and from time to time until the completion of the Distribution, modify or change the terms of the Distribution, including, without limitation, by accelerating or delaying the timing of the consummation of all or part of the Distribution. VMware shall cooperate with EMC in all respects to accomplish the Distribution and shall, at EMC’s direction, promptly take any and all actions that EMC deems reasonably necessary or desirable to effect the Distribution. Without limiting the generality of the foregoing, VMware shall, at EMC’s direction, cooperate with EMC, and execute and deliver, or use its reasonable best efforts to cause to have executed and delivered, all instruments, including instruments of conveyance, assignment and transfer, and to make all filings with, and to obtain all consents, approvals or authorizations of, any domestic or foreign governmental or regulatory authority requested by EMC in order to consummate and make effective the Distribution. If, in connection with any Distribution, EMC makes a Request (as defined herein) for a Demand Registration (as defined herein), the terms and the conditions set forth in ARTICLE IV hereof shall govern.

ARTICLE III

COVENANTS AND OTHER MATTERS

Section 3.1 Other Agreements. EMC and VMware agree to execute or cause to be executed by the appropriate parties and deliver, as appropriate, such other agreements, instruments and other documents as may be necessary or desirable in order to effect the purposes of this Agreement and the Inter-Company Agreements.

Section 3.2 Further Instruments. At the request of VMware, EMC will execute and deliver, and will cause its applicable Subsidiaries to execute and deliver, to VMware such instruments of transfer, conveyance, assignment, substitution and confirmation and take such action as VMware may reasonably deem necessary or desirable in order to transfer, convey and assign to VMware and confirm VMware’s title to any assets, rights and other things of value used in the operation of the VMware Business on or prior to the IPO Date or to be transferred or licensed to VMware pursuant to this Agreement, the Inter-Company Agreements or any document referred to therein, to put VMware in actual possession and operating control thereof and to permit VMware to exercise all rights with respect thereto (including, without limitation, rights under contracts and other arrangements as to which the consent of any third party to the transfer thereof shall not have previously been obtained). Any such assets, rights or other things of value not reflected on the VMware Balance Sheet (other than all assets, rights and other things of value used in the operation of the VMware Business on or prior to the IPO Date that (i) were acquired after the date of the VMware Balance Sheet and that would be reflected in a VMware balance sheet as of the date of such acquisition, if such balance sheet was prepared using the same principles and accounting policies under which the VMware Balance Sheet was prepared and (ii) should have been reflected in the VMware Balance Sheet but are not reflected in the VMware Balance Sheet due to mistake or unintentional omission, which assets, rights and other things of value will be transferred, conveyed and assigned to VMware, at no charge to VMware, in accordance with the preceding sentence) shall only be transferred against payment by VMware to EMC or its applicable Subsidiary of an amount equal to the book value thereof; provided further, however, except as otherwise required by the Inter-Company Agreements, EMC shall not be under any obligation to transfer any assets, rights or other things of value used in the operation of the VMware Business and not on the VMware Balance Sheet that are also used in the operation of the EMC Business; and provided further, that the respective rights of the Parties with respect to any assets, rights or things of value that are addressed by the Inter-Company Agreements shall be as set forth in the Inter-Company Agreements. At the request of EMC and without further consideration, VMware will execute and deliver to EMC and its Subsidiaries all instruments, assumptions, novations, undertakings, substitutions or other documents and take such other action as EMC may reasonably deem necessary or desirable in order to have VMware fully and unconditionally assume and discharge the VMware Liabilities. Nothing in this Section 3.2 shall be deemed a conveyance or transfer of intellectual property rights, and no license under any EMC patent or other intellectual property right is granted or conveyed hereby. Any agreements between the Parties with respect to intellectual property rights shall be governed exclusively by the Intellectual Property Agreement. Except as hereinabove provided, neither EMC nor VMware shall be obligated, in connection with the foregoing, to expend money other than reasonable out-of-pocket expenses, attorneys’ fees and recording or similar fees, unless reimbursed by the other Party. Furthermore, each Party, at the request of the other Party hereto, shall execute and deliver such other instruments and do and perform such other acts and things as may be necessary or desirable for effecting completely the consummation of the transactions contemplated hereby.

Section 3.3 Agreement for Exchange of Information.

(a) Generally. Each of EMC and VMware agrees to provide, or cause to be provided, to the other, at any time, as soon as reasonably practicable after written request therefor, all reports and other Information regularly provided by one Party to the other prior to the IPO Date and any Information in the possession or under the control of such Party that the requesting Party reasonably needs (i) to comply with reporting, disclosure, filing or other requirements imposed on the requesting Party (including under applicable securities laws) by a Governmental Authority having jurisdiction over the requesting Party, (ii) for use in any other judicial, regulatory, administrative or other proceeding or in order to satisfy audit, accounting, claims, regulatory, litigation or other similar requirements, (iii) to comply with its obligations under this Agreement or any Inter-Company Agreement or (iv) during the period from the IPO Date until the Distribution Date (the “Pre-Distribution Period”) and thereafter to the extent such Information and cooperation is necessary to comply with such reporting, filing and disclosure obligations, for the preparation of financial statements or completing an audit, and as reasonably necessary to conduct the ongoing businesses of EMC or VMware, as the case may be; provided, however, that in the event that any Party determines that any such provision of Information could be commercially detrimental, violate any law or agreement, or waive any attorney-client privilege, the Parties shall take all reasonable measures to permit the compliance with such obligations in a manner that avoids any such harm or consequence. Each of EMC and VMware agree to make their respective personnel available to discuss the Information exchanged pursuant to this Section 3.3.

(b) Internal Accounting Controls; Financial Information. Except as otherwise provided in the Administrative Services Agreement, after the IPO Date, (i) each Party shall maintain in effect at its own cost and expense adequate systems and controls for its business to the extent necessary to enable the other Party to satisfy its reporting, tax return, accounting, audit and other obligations, and (ii) each Party shall provide, or cause to be provided, to the other Party and its Subsidiaries in such form as such requesting Party shall request, at no charge to the requesting Party, all financial and other data and information as the requesting Party determines necessary or advisable in order to prepare its financial statements and reports or filings with any Governmental Authority. After the expiration of EMC’s obligations to provide internal auditing and related services pursuant to the Administrative Services Agreement, VMware shall be solely responsible for its obligations under this Section 3.3(b).

(c) Ownership of Information. Any Information owned by a Party that is provided to a requesting Party pursuant to this Section 3.3 shall be deemed to remain the property of the providing Party. Unless specifically set forth herein, nothing contained in this Agreement shall be construed as granting or conferring rights of license or otherwise in any such Information.

(d) Record Retention. To facilitate the possible exchange of Information pursuant to this Section 3.3 and other provisions of this Agreement after the Distribution Date, each Party agrees to use its reasonable best efforts until the Distribution Date to retain all Information in its respective possession or control substantially in accordance with its respective record retention policies and/or practices as in effect on the IPO Date, and for such longer period as may be required by any Governmental Authority, any litigation matter, any applicable law or any Inter-Company Agreement. However, except as set forth in the Tax Sharing Agreement, at any time after the Distribution Date, each Party may amend its respective record retention policies at such Party’s discretion; provided, however, that if a Party desires to effect the amendment within three (3) years after the Distribution Date, the amending Party must give thirty (30) days prior written notice of such change in the policy to the other Party to this Agreement. No Party will destroy, or permit any of its Subsidiaries to destroy, any Information that exists on the IPO Date (other than Information that is permitted to be destroyed under the current respective record retention policies of each Party) and that falls under the categories listed in Section 3.3(a), without first notifying the other Party of the proposed destruction and giving the other Party the opportunity to take possession or make copies of such Information prior to such destruction.

(e) Limitation of Liability. Each Party will use its reasonable best efforts to ensure that Information provided to the other Party hereunder is accurate and complete; provided, however, no Party shall have any liability to any other Party in the event that any Information exchanged or provided pursuant to this Section 3.3 is found to be inaccurate, in the absence of gross negligence or willful misconduct by the party providing such Information. No Party shall have any liability to any other Party if any Information is destroyed or lost after the relevant Party has complied with the provisions of Section 3.3(d).

(f) Other Agreements Providing For Exchange of Information. The rights and obligations granted under this Section 3.3 are subject to any specific limitations, qualifications or additional provisions on the sharing, exchange or confidential treatment of Information set forth in this Agreement and any Inter-Company Agreement.

(g) Production of Witnesses; Records; Cooperation. For a period of seven (7) years after the first date upon which members of the EMC Group cease to own at least twenty percent (20%) of the then outstanding number of shares of Common Stock, and except in the case of a legal or other proceeding by one Party against the other Party, each Party hereto shall use its reasonable best efforts to make available to each other Party, upon written request, the former, current and future directors, officers, employees, other personnel and agents of such Party as witnesses and any books, records or other documents within its control or which it otherwise has the ability to make available, to the extent that any such person (giving consideration to business demands of such directors, officers, employees, other personnel and agents) or books, records or other documents may reasonably be required in connection with any legal, administrative or other proceeding in which the requesting Party may from time to time be involved, regardless of whether such legal, administrative or other proceeding is a matter with respect to which indemnification may be sought hereunder. The requesting Party shall bear all costs and expenses in connection therewith.

Section 3.4 Auditors and Audits; Financial Statements; Accounting Matters. Each Party agrees that:

(a) Selection of Auditors.

(i) Until the first EMC fiscal year end occurring after the Distribution Date, VMware shall use its reasonable best efforts to select the independent certified public accountants (“VMware’s Auditors”) used by EMC to serve as its (and its Subsidiaries’) independent certified public accountants (“EMC’s Auditors” and, for the avoidance of doubt, should EMC at any time change the accounting firm serving as its independent certified public accountants, “EMC’s Auditors” shall thereafter mean the new firm serving as EMC’s independent certified public accountants) for purposes of providing an opinion on its consolidated financial statements; provided, however, that VMware’s Auditors may be different from EMC’s Auditors if necessary to comply with applicable laws regarding auditor independence and qualifications (provided, however, that VMware shall not take any actions, and shall use its reasonable best efforts to cause its directors, officers and employees not to take any actions, that could reasonably be expected to require VMware to engage auditors other than EMC’s Auditors). The foregoing shall not be construed after VMware conducts an IPO so as to unlawfully limit any responsibility of the audit committee of VMware’s board of directors, pursuant to Rule 10A-3(b)(2), to appoint, compensate, retain and oversee the work of the registered public accounting firm VMware engages.

(ii) Until the first EMC fiscal year end occurring after the Distribution Date, VMware shall provide EMC as much prior notice as reasonably practical of any change in VMware’s Auditors for purposes of providing an opinion on its consolidated financial statements.

(b) Date of Auditors’ Opinion and Quarterly Reviews. Until the first EMC fiscal year end occurring after the Distribution Date and thereafter to the extent necessary for the purpose of preparing financial statements or completing a financial statement audit, VMware shall use its reasonable best efforts to enable VMware’s Auditors to complete their audit such that they will date their opinion on VMware’s audited annual financial statements on the same date that EMC’s Auditors date their opinion on EMC’s audited annual financial statements, and to enable EMC to meet its timetable for the printing, filing and public dissemination of EMC’s annual financial statements. Until the first EMC fiscal year end occurring after the Distribution Date and thereafter to the extent necessary for the purpose of preparing financial statements or completing a financial statement audit, VMware shall use its reasonable best efforts to enable VMware’s Auditors to complete their annual audit and quarterly review procedures such that they will provide clearance on VMware’s annual and quarterly financial statements on the same date that EMC’s Auditors provide clearance on EMC’s annual and quarterly financial statements.

(c) Annual and Quarterly Financial Statements. Until the Distribution Date, VMware shall not change its fiscal year and, until the first EMC fiscal year end occurring after the Distribution Date and thereafter to the extent necessary for the purpose of preparing financial statements or completing a financial statement audit, shall provide to EMC on a timely basis all Information that EMC reasonably requires to meet its schedule for the preparation, printing, filing, and public dissemination of EMC’s annual, quarterly and monthly financial statements. Without limiting the generality of the foregoing, VMware will provide all required financial Information with respect to VMware to VMware’s Auditors in a sufficient and reasonable time and in sufficient detail to permit VMware’s Auditors to take all steps and perform all reviews necessary to provide sufficient assistance to EMC’s Auditors with respect to financial Information to be included or contained in EMC’s annual, quarterly and monthly financial statements. Similarly, EMC shall provide to VMware on a timely basis all financial Information that VMware reasonably requires to meet its schedule for the preparation, printing, filing, and public dissemination of VMware’s annual, quarterly and monthly financial statements. Without limiting the generality of the foregoing, EMC will provide all required financial Information with respect to EMC and its Subsidiaries to VMware’s Auditors in a sufficient and reasonable time and in sufficient detail to permit VMware’s Auditors to take all steps and perform all reviews necessary to provide sufficient assistance to VMware’s Auditors with respect to Information to be included or contained in VMware’s annual and quarterly financial statements.

(d) Certifications and Attestations.

(i) Until the first EMC fiscal year end occurring after the Distribution Date and thereafter to the extent necessary for the timely filing by EMC of annual and quarterly reports under the Exchange Act or in connection with any investigations of prior periods, VMware shall cause its principal executive officer and principal financial officer to provide to EMC on a timely basis and as reasonably requested by EMC (A) any certificates requested as support for the certifications and attestations required by Sections 302, 906 and 404 of the Sarbanes-Oxley Act of 2002 to be filed with such annual and quarterly reports, (B) any certificates or other written Information which such principal executive officer or principal financial officer received as support for the certificates provided to EMC and (C) a reasonable opportunity to discuss with such principal financial officer and other appropriate officers and employees of VMware any issues reasonably related to the foregoing.

(ii) For so long as EMC is providing accounting

and financial services pursuant to the Administrative Services Agreement and thereafter to the extent necessary for the timely filing by VMware of annual and quarterly reports under the Exchange Act or in connection with any investigations of prior periods, EMC shall cause its appropriate officers and employees to provide to VMware on a timely basis and as reasonably requested by VMware (A) any certificates requested as support for the certifications and attestations required by Sections 302, 906 and 404 of the Sarbanes-Oxley Act of 2002 to be filed with such annual and quarterly reports, (B) any certificates or other Information which such appropriate officers and employees received as support for the certificates provided to VMware and (C) a reasonable opportunity to discuss with such appropriate officers and employees any issues reasonably related to the foregoing.

(e) Compliance With Laws, Policies and Regulations. Until the Distribution Date, VMware shall comply with all financial accounting and reporting rules, policies and directives of EMC, to the extent such rules, policies and directives have been previously communicated to VMware, and fulfill all timing and reporting requirements, applicable to EMC’s Subsidiaries that are consolidated with EMC for financial statement purposes. Without limiting the foregoing, VMware shall comply with all financial accounting and reporting rules and policies, and fulfill all timing and reporting requirements, under applicable federal securities laws and NYSE rules. VMware shall not be deemed to be in breach of its obligations set forth in this provision to the extent that VMware is unable to comply with such obligations as a result of the actions or inactions of EMC.

(f) Identity of Personnel Performing the Annual Audit and Quarterly Reviews. Until the Distribution Date and thereafter to the extent such information and cooperation is necessary for the preparation of financial statements or completing a financial statements audit, VMware shall authorize VMware’s Auditors to make available to EMC’s Auditors both the personnel who performed or will perform the annual audits and quarterly reviews of VMware and work papers related to the annual audits and quarterly reviews of VMware, in all cases within a reasonable time prior to VMware’s Auditors’ opinion date, so that EMC’s Auditors are able to perform the procedures they consider necessary to take responsibility for the work of VMware’s Auditors as it relates to EMC’s Auditors’ report on EMC’s financial statements, all within sufficient time to enable EMC to meet its timetable for the printing, filing and public dissemination of EMC’s annual and quarterly statements. Similarly, EMC shall authorize EMC’s Auditors to make available to VMware’s Auditors both the personnel who performed or will perform the annual audits and quarterly reviews of EMC and work papers related to the annual audits and quarterly reviews of EMC, in all cases within a reasonable time prior to EMC’s Auditors’ opinion date, so that VMware’s Auditors are able to perform the procedures they consider necessary to take responsibility for the work of EMC’s Auditors as it relates to VMware’s Auditors’ report on VMware’s statements, all within sufficient time to enable VMware to meet its timetable for the printing, filing and public dissemination of VMware’s annual and quarterly financial statements.

(g) Access to Books and Records. Until the Distribution Date and thereafter to the extent such information and cooperation is necessary for the preparation of financial statements or completing a financial statements audit, all governmental audits are complete and the applicable statute of limitations for tax matters has expired, VMware shall provide EMC’s internal auditors, counsel and other designated representatives of EMC access during normal business hours to (i) the premises of VMware and all Information (and duplicating rights) within the knowledge, possession or control of VMware and (ii) the officers and employees of VMware, so that EMC may conduct reasonable audits relating to the financial statements provided by VMware pursuant hereto as well as to the internal accounting controls and operations of VMware. Similarly, EMC shall provide VMware’s internal auditors, counsel and other designated representatives of VMware access during normal business hours to (x) the premises of EMC and its Subsidiaries and all Information (and duplicating rights with respect thereto) within the knowledge, possession or control of EMC and its Subsidiaries and (y) the officers and employees of EMC and its Subsidiaries, so that VMware may conduct reasonable audits relating to the financial statements provided by EMC pursuant hereto as well as to the internal accounting controls and operations of EMC and its Subsidiaries.

(h) Notice of Change in Accounting Principles. Until the Distribution Date and thereafter if a change in accounting principles by a Party hereto would affect the historical financial statements of the other Party, neither Party shall make or adopt any significant changes in its accounting estimates or accounting principles from those in effect on the IPO Date without first consulting with the other Party, and if requested by the other Party, such Party’s independent public accountants with respect thereto. EMC shall give VMware as much prior notice as reasonably practical of any proposed determination of, or any significant changes in, its accounting estimates or accounting principles from those in effect on the IPO Date. EMC will consult with VMware and, if requested by VMware, EMC will consult with VMware’s independent public accountants with respect thereto. VMware shall give EMC as much prior notice as reasonably practical of any proposed determination of, or any significant changes in, its accounting estimates or accounting principles from those in effect on the IPO Date. VMware will consult with EMC and, if requested by EMC, VMware will consult with EMC’s independent public accountants with respect thereto.

(i) Conflict With Third-Party Agreements. Nothing in Section 3.3 or Section 3.4 shall require VMware to violate any agreement with any third party regarding the confidentiality of confidential and proprietary information relating to that third party or its business; provided, however, that in the event that VMware is required under Section 3.3 or Section 3.4 to disclose any such Information, VMware shall use its reasonable best efforts to seek to obtain such third party’s consent to the disclosure of such information.

Section 3.5 Confidentiality.

(a) EMC and VMware shall hold and shall cause each of their respective Subsidiaries to hold, and shall each cause their respective officers, employees, agents, consultants and advisors to hold, in strict confidence and not to disclose or release without the prior written consent of the other

Party, any and all Confidential Information (as defined herein) concerning the other Party and its respective Subsidiaries; provided, that the Parties may disclose, or may permit disclosure of, Confidential Information (i) to their respective Affiliated Companies, auditors, attorneys, financial advisors, bankers and other appropriate consultants and advisors who have a need to know such information and, in each case, are informed of their obligation to hold such information confidential to the same extent as is applicable to the Parties hereto and in respect of whose failure to comply with such obligations, VMware or EMC, as the case may be, will be responsible, (ii) if the Parties or any of their respective Affiliated Companies are compelled to disclose any such Confidential Information by judicial or administrative process or (iii) if the Parties reasonably determine in good faith that such disclosure is required by other requirements of law. Notwithstanding the foregoing, in the event that any demand or request for disclosure of Confidential Information is made in connection with any judicial or administrative process, or a Party determines in good faith that disclosure is otherwise required by law, EMC or VMware, as the case may be, shall promptly notify the other Party of the existence of such request, demand, or conclusion, and shall provide the other Party a reasonable opportunity to seek an appropriate protective order or other remedy, which the notifying Party will cooperate in obtaining. In the event that an appropriate protective order or other remedy is not obtained, the Party whose Confidential Information is required to be disclosed shall or shall cause the other Party to furnish, or cause to be furnished, only that portion of the Confidential Information that is required to be disclosed and shall use its reasonable best efforts to obtain reasonable assurances that confidential treatment will be accorded to such Information.

(b) As used in this Section 3.5:

(i) “Confidential Information” shall mean Confidential Business Information and Confidential Technical Information concerning one Party which, prior to, on or following the IPO Date, has been disclosed by EMC or its Subsidiaries (excluding VMware and its Subsidiaries) on the one hand, or VMware or its Subsidiaries, on the other hand, that (1) is in written, recorded, graphical or other tangible form and is marked “Proprietary”, “Confidential” or “Trade Secret”, (2) is in oral form and identified by the disclosing Party as “Proprietary”, “Confidential” or “Trade Secret” at the time of oral disclosure, including pursuant to the access provisions of Section 3.3 or Section 3.4 hereof or any other provision of this Agreement or (3) in the case of such Information disclosed on or prior to the date hereof, is identified by the owning Party to the other Party as Confidential Business Information or Confidential Technical Information, either orally or in writing, on or prior to the IPO Date, and includes any modifications or derivatives prepared by the receiving Party that contain or are based upon any Confidential Information obtained from the disclosing Party, including any analysis, reports, or summaries of the Confidential Information. Confidential Information may also include information disclosed to a disclosing Party by third parties. Confidential Information shall not, however, include any information which (A) was publicly known and made generally available in the public domain prior to the time of disclosure by the disclosing Party; (B) becomes publicly known and made generally available after disclosure by the disclosing Party to the receiving Party through no action or inaction of the receiving Party; (C) is obtained by the receiving Party from a third party without a breach of such third party’s obligations of confidentiality; or (D) is independently developed by the receiving Party without use of or reference to the disclosing Party’s Confidential Information.

(ii) “Confidential Technical Information” shall mean all proprietary scientific, engineering, mathematical or design information, data and material of the disclosing Party including, without limitation, (a) specifications, ideas, concepts, models, and strategies for products or services, (b) quality assurance policies, procedures and specifications, (c) source code and object code, (d) training materials and information, and (e) all other know-how, methodology, processes, procedures, techniques and trade secrets related to product or service design, development, manufacture, implementation, use, support, and maintenance.

(iii) “Confidential Business Information” shall mean all proprietary information, data or material of the disclosing Party other than Confidential Technical Information, including, but not limited to (a) proprietary earnings reports and forecasts, (b) proprietary macro-economic reports and forecasts, (c) proprietary business plans, (d) proprietary general market evaluations and surveys, (e) proprietary financing and credit-related information, and (f) customer information.

(c) Nothing in this Agreement shall restrict (i) the disclosing Party from using, disclosing, or disseminating its own Confidential Information in any way, or (ii) reassignment of the receiving Party’s employees. Moreover, nothing in the Agreement supersedes any restriction imposed by third parties on their Confidential Information, and there is no obligation on the disclosing Party to conform third party agreements to the terms of this Agreement except as expressly set forth therein.

(d) Notwithstanding anything to the contrary set forth herein, (i) EMC and its Subsidiaries (excluding VMware and its Subsidiaries), on the one hand, and VMware and its Subsidiaries, on the other hand, shall be deemed to have satisfied their obligations hereunder with respect to Confidential Information if they exercise the same degree of care (but no less than a reasonable degree of care) as they take to preserve confidentiality for their own similar Information and (ii) confidentiality obligations provided for in any agreement between EMC or its Subsidiaries (excluding VMware and its Subsidiaries), or VMware or any of its Subsidiaries, on the one hand, and any employee of EMC or any of its Subsidiaries, or VMware or any of its Subsidiaries, on the other hand shall remain in full force and effect.

(e) Confidential Information of EMC and its Subsidiaries (excluding VMware and its Subsidiaries), on the one hand, or VMware and its Subsidiaries, on the other hand, in the possession of and used by the other as of the IPO Date may continue to be used by such Person in possession of the Confidential Information in and only in the operation of the EMC Business or the VMware Business, as the case may be, and may be used only so long as the Confidential Information is maintained in confidence and not disclosed in violation of Section 3.5(a) and provided that such use of Confidential Information is not a use of EMC IP (as defined in the Intellectual Property Agreement) or VMware IP (as defined in the Intellectual Property Agreement), as the case may be, which would be prohibited by the Intellectual Property Agreement. Such continued right to use Confidential Information may not be transferred to any third party unless such third party (A) purchases all or substantially all of the business and assets in one transaction or in a series of related transactions for which or in which the relevant Confidential Information is used or employed and such continued right to use Confidential Information is not a use of EMC IP or VMware IP, as the case may be, which would be prohibited by the Intellectual Property Agreement and (B) expressly agrees in writing to be bound by the provisions of this Section 3.5. In the event that such right to use is transferred in accordance with the preceding sentence, the transferring Party shall not disclose the source of the relevant Confidential Information. For the avoidance of doubt, the Parties agree that the use and transfer of Confidential Information that constitutes EMC IP or VMware IP shall be governed by the Intellectual Property Agreement.

Section 3.6 Privileged Matters.

(a) EMC and VMware agree that their respective rights and obligations to maintain, preserve, assert or waive any or all privileges belonging to either corporation or their Subsidiaries with respect to the VMware Business or the business of EMC, including but not limited to the attorney-client and work product privileges (collectively, “Privileges”), shall be governed by the provisions of this Section 3.6. With respect to Privileged Information of EMC (as defined below), EMC shall have sole authority in perpetuity to determine whether to assert or waive any or all Privileges, and VMware shall take no action (nor permit any of its Subsidiaries to take action) without the prior written consent of EMC that could result in any waiver of any Privilege that could be asserted by EMC or any of its Subsidiaries under applicable law and this Agreement. With respect to Privileged Information of VMware (as defined below) arising after the IPO Date, VMware shall have sole authority in perpetuity to determine whether to assert or waive any or all Privileges, and EMC shall take no action (nor permit any of its Subsidiaries to take action) without the prior written consent of VMware that could result in any waiver of any Privilege that could be asserted by VMware or any of its Subsidiaries under applicable law and this Agreement. The rights and obligations created by this Section 3.6 shall apply to all Information as to which EMC or VMware or their respective Subsidiaries would be entitled to assert or has asserted a Privilege without regard to the effect, if any, of the Distribution (“Privileged Information”). Privileged Information of EMC includes but is not limited to (i) any and all Information regarding the business of EMC and its Subsidiaries (other than Information regarding the VMware Business; provided that VMware has assumed and will be liable on or after the IPO Date for any liability or claim arising with respect to such Information), whether or not it is in the possession of VMware or any of its

Subsidiaries; (ii) all communications subject to a Privilege between counsel for EMC (including in-house counsel) and any person who, at the time of the communication, was an employee of EMC, regardless of whether such employee is or becomes an employee of VMware or any of its Subsidiaries and (iii) all Information generated, received or arising after the IPO Date that refers or relates to Privileged Information of EMC generated, received or arising prior to the IPO Date. Privileged Information of VMware includes but is not limited to (x) any and all Information regarding the VMware Business, whether or not it is in the possession of EMC or any of its Subsidiaries; provided that VMware has assumed and will be liable on or after the IPO Date for any liability or claim arising with respect to such Information; (y) all communications subject to a Privilege occurring after the IPO Date between counsel for the VMware Business (including in-house counsel and former in-house counsel who are or were employees of EMC) and any person who, at the time of the communication, was an employee of VMware, regardless of whether such employee was, is or becomes an employee of EMC or any of its Subsidiaries (other than VMware and its Subsidiaries) and (z) all Information generated, received or arising after the IPO Date that refers or relates to Privileged Information of VMware generated, received or arising after the IPO Date.

(b) Upon receipt by EMC or VMware, as the case may be, of any subpoena, discovery or other request from any third party that actually or arguably calls for the production or disclosure of Privileged Information of the other or if EMC or VMware, as the case may be, obtains knowledge that any current or former employee of EMC or VMware, as the case may be, has received any subpoena, discovery or other request from any third party that actually or arguably calls for the production or disclosure of Privileged Information of the other, EMC or VMware, as the case may be, shall promptly notify the other of the existence of the request and shall provide the other a reasonable opportunity to review the Information and to assert any rights it may have under this Section 3.6 or otherwise to prevent the production or disclosure of Privileged Information. EMC or VMware, as the case may be, will not produce or disclose to any third party any of the other’s Privileged Information under this Section 3.6 unless (a) the other has provided its express written consent to such production or disclosure or (b) a court of competent jurisdiction has entered an order not subject to interlocutory appeal or review finding that the Information is not entitled to protection from disclosure under any applicable privilege, doctrine or rule.

(c) EMC’s transfer of books and records pertaining to the VMware Business and other Information to VMware, if any, EMC’s agreement to permit VMware to obtain Information existing prior to the IPO Date, VMware’s transfer of books and records and other Information pertaining to EMC, if any, and VMware’s agreement to permit EMC to obtain Information existing prior to the IPO Date are made in reliance on EMC’s and VMware’s respective agreements, as set forth in Section 3.5 and this Section 3.6, to maintain the confidentiality of such Information and to take the steps provided herein for the preservation of all Privileges that may belong to or be asserted by EMC or VMware, as the case may be. The access to Information, witnesses and individuals being granted pursuant to Section 3.3 and Section 3.4 and the disclosure to VMware and EMC of Privileged Information relating to the VMware Business or the business of EMC pursuant to this Agreement shall not be asserted by EMC or VMware to constitute, or otherwise deemed, a waiver of any Privilege that has been or may be asserted under this Section 3.6 or otherwise. Nothing in this Agreement shall operate to reduce, minimize or condition the rights granted to EMC and VMware in, or the obligations imposed upon EMC and VMware by, this Section 3.6.

Section 3.7 Future Litigation and Other Proceedings. In the event that VMware (or any of its Subsidiaries or any of its or their respective officers or directors) or EMC (or any of its Subsidiaries or any of its or their respective officers or directors) at any time after the date hereof initiates or becomes subject to any litigation or other proceedings before any governmental authority or arbitration panel with respect to which the Parties have no prior agreements (as to indemnification or otherwise), the Party (and its Subsidiaries and its and their respective officers and directors) that has not initiated and is not subject to such litigation or other proceedings shall comply, at the other Party’s expense, with any reasonable requests by the other Party for assistance in connection with such litigation or other proceedings (including by way of provision of information and making available of associates or employees as witnesses). In the event that VMware (or any of its Subsidiaries or any of its or their respective officers or directors) and EMC (or any of its Subsidiaries or any of its or their respective officers or directors) at any time after the date hereof initiate or become subject to any litigation or other proceedings before any governmental authority or arbitration panel with respect to which the Parties have no prior agreements (as to indemnification or otherwise), each Party (and its officers and directors) shall, at their own expense, coordinate their strategies and actions with respect to such litigation or other proceedings to the extent such coordination would not be detrimental to their respective interests and shall comply, at the expense of the requesting Party, with any reasonable requests of the other Party for assistance in connection therewith (including by way of provision of information and making available of employees as witnesses).

Section 3.8 Mail and other Communications. After the IPO Date, each of EMC and VMware may receive mail, facsimiles, packages and other communications properly belonging to the other. Accordingly, at all times after the IPO Date, each of EMC and VMware authorizes the other to receive and open all mail, telegrams, packages and other communications received by it and not unambiguously intended for the other Party or any of the other Party’s officers or directors, and to retain the same to the extent that they relate to the business of the receiving Party or, to the extent that they do not relate to the business of the receiving Party, the receiving Party shall promptly deliver such mail, telegrams, packages or other communications, including, without limitation, notices of any liens or encumbrances on any asset transferred to VMware in connection with its separation from EMC, (or, in case the same relate to both businesses, copies thereof) to the other Party as provided for in Section 7.6 hereof. The provisions of this Section 3.8 are not intended to, and shall not, be deemed to constitute (a) an authorization by either EMC or VMware to permit the other to accept service of process on its behalf and neither Party is or shall be deemed to be the agent of the other for service of process purposes or (b) a waiver of any Privilege with respect to Privileged Information contained in such mail, telegrams, packages or other communications.

Section 3.9 Employment Matters.

(a) For a period of two years following the IPO Date, neither the EMC Group nor the VMware Group will, directly or indirectly, solicit active employees of the other without its consent; provided that each Party agrees to give such consent if it believes, in good faith, that consent is necessary to avoid the resignation of an employee from one Party that the other Party would wish to employ. EMC shall be deemed to have given its consent to the solicitation and hiring of the EMC Transferees (as defined in the Employee Benefits Agreement) by the VMware Group.

(b) All outstanding options to purchase shares of EMC and all other EMC equity awards held by VMware Group employees at the IPO Date (the “Remaining EMC Awards”) will continue to be outstanding until the earlier of (i) the date the award is exchanged pursuant to any issuer exchange offer undertaken by EMC and VMware, (ii) the date the award is exercised or expires under the terms of the applicable award agreement or (iii) the date the VMware Group employee is deemed to have “terminated” as defined in the plan under which the award was granted or, if later, the end of any post-termination exercise period specified in the award agreement or by the plans’ administrative committees. Under the existing terms of the Remaining EMC Awards, VMware Group employees will be considered to have terminated employment at such time as EMC holds shares representing less than fifty percent (50%) of the aggregate votes entitled to be cast by all holders of the Common Stock (a “Change of Control”). Upon the mutual agreement of the Parties, EMC will cause the award agreements with respect to the Remaining EMC Awards held by VMware Group employees residing outside the United States to be amended so that such employees will not be deemed to have terminated if such a Change of Control occurs, provided that substantially concurrently with any such amendment of award agreements, VMware reimburses EMC in an amount equal to the sum of the aggregate amount of any charges required to be recognized under FAS 123R that have not then been expensed by EMC, as reflected on EMC’s books and records, plus the aggregate amount of any additional charges required under FAS 123R that may be recognized by EMC in connection with such amendments, as reasonably determined by EMC.

Section 3.10 Payment of Expenses. Except as otherwise provided in this Agreement, the Inter-Company Agreements or any other agreement between the Parties relating to the IPO or the Distribution, (i) all costs and expenses of the Parties hereto in connection with the IPO (including costs associated with drafting this Agreement, the Inter-Company Agreements and the documents relating to the formation of VMware) shall be paid by VMware; (ii) all costs and expenses of the Parties hereto in connection with the Distribution shall be paid by VMware; and (iii) all costs and expenses of the Parties hereto in connection with any matter not relating to the IPO or the Distribution shall be paid by the Party which incurs such cost or expense. Notwithstanding the foregoing, VMware and EMC shall each be responsible for their own internal fees, costs and expenses (e.g., salaries of personnel) incurred in connection with the IPO and the Distribution.

Section 3.11 Dispute Resolution.

(a) Any dispute, controversy or claim arising out of or relating to this Agreement or the Inter-Company Agreements, other than the Tax Sharing Agreement, or the breach, termination or validity thereof (“Dispute”) which arises between the Parties shall first be negotiated between appropriate senior executives of each Party who shall have the authority to resolve the matter. Such executives shall meet to attempt in good faith to negotiate a resolution of the Dispute prior to pursuing other available remedies, within ten (10) days of receipt by a Party of notice of a Dispute, which date of receipt shall be referred to herein as the “Dispute Resolution Commencement Date.” Discussions and correspondence relating to trying to resolve such Dispute shall be treated as Confidential Information and Privileged Information of each of EMC and VMware developed for the purpose of settlement and shall be exempt from discovery or production and shall not be admissible in any subsequent proceeding between the Parties.

(b) If the senior executives are unable to resolve the Dispute within sixty (60) days from the Dispute Resolution Commencement Date, then, the Dispute will be submitted to the boards of directors of EMC and VMware. Representatives of each board of directors shall meet as soon as practicable to attempt in good faith to negotiate a resolution of the Dispute.

(c) If the representatives of the two boards of directors are unable to resolve the Dispute within one hundred twenty (120) days from the Dispute Resolution Commencement Date, on the request of any Party, the Dispute will be mediated by a mediator appointed pursuant to the mediation rules of the American Arbitration Association. Both Parties will share the administrative costs of the mediation and the mediator’s fees and expenses equally, and each Party shall bear all of its other costs and expenses related to the mediation, including but not limited to attorney’s fees, witness fees, and travel expenses. The mediation shall take place in Boston, Massachusetts or in whatever alternative forum on which the Parties may agree.

(d) If the Parties cannot resolve any Dispute through mediation within forty-five days of the appointment of the mediator (or the earlier withdrawal thereof), each Party shall be entitled to seek relief in a court of competent jurisdiction.

Unless otherwise agreed in writing, the Parties will continue to provide service and honor all other commitments under this Agreement and each Inter-Company Agreement during the course of dispute resolution pursuant to the provisions of this Section 3.11 with respect to all matters not subject to such dispute, controversy or claim.

Section 3.12 Consent of Holders of Class B Common Stock.

(a) Prior to the first date on which members of the EMC Group cease to beneficially own twenty percent (20%) or more of the aggregate number of shares of the then outstanding Common Stock, the prior affirmative vote of the holders of a majority of the outstanding shares of the Class B common stock, voting separately as a class, shall be required to authorize VMware to (and (in the case of clauses (iii) through (v) below) authorize or permit any Subsidiary of VMware to):

(i) adopt or implement any stockholder rights plan or similar takeover defense measure;

(ii) consolidate or merge with or into any Person;

(iii) permit any Subsidiary of VMware to consolidate or merge with or into any Person (other than (1) a consolidation or merger of a Wholly-Owned Subsidiary with or into VMware or with or into another Wholly-Owned Subsidiary or (2) in connection with a Permitted Acquisition);

(iv) directly or indirectly acquire Stock, Stock Equivalents or assets, other than capital assets, (including, without limitation, any business or operating unit) of any Person (other than VMware or its Subsidiaries), in each case in a single transaction, or series of related transactions, involving consideration (whether in cash, securities, assets or otherwise, and including Indebtedness assumed by VMware or any of its Subsidiaries and Indebtedness of any entity so acquired) paid or delivered by VMware and its Subsidiaries in excess of $100,000,000; provided however, this Section 3.12(a)(iv) shall not require the vote of the holders of Class B common stock in connection with acquisitions of securities pursuant to portfolio investment decisions in the ordinary course of business or transactions to which VMware and one or more Wholly-Owned Subsidiaries are the only parties;

(v) issue any Stock or any Stock Equivalents, except (1) the issuance of shares of Stock of a Wholly-Owned Subsidiary of VMware to VMware or another Wholly-Owned Subsidiary of VMware, (2) pursuant to the IPO or (3) the issuance of shares of Class A common stock or options or other rights to purchase Class A common stock pursuant to employee benefit plans or dividend reinvestment plans approved by the board of directors of VMware (provided, however, that notwithstanding the provision of this clause (3), the prior affirmative vote of the holders of a majority of the outstanding shares of the Class B common stock, voting separately as a class, shall be required to authorize VMware to finally determine the aggregate size of its annual equity grants);

(vi) dissolve, liquidate or wind up VMware;

(vii) declare dividends on any class or series of the capital stock of VMware;

(viii) enter into any arrangement or agreement with any Person which the board of directors of VMware determines to be on terms exclusionary to EMC or that are exclusive to such Person, where such Person is offering or proposes to offer products or services that are substantially equivalent to products and services offered by EMC; and

(ix) alter, amend, terminate or repeal, or adopt any provision inconsistent with, in each case whether directly or indirectly, or by merger, consolidation or otherwise, Articles V or VI or Sections A, C through G or J of Article VII of the Certificate of Incorporation or Sections 2.2, 2.8(D), 2.11, 3.2(A), 3.2(C), 3.9 or 3.11 of the Amended and Restated Bylaws of VMware.

(b) VMware shall not undertake any action or conduct that would have the effect of indirectly engaging VMware in activities that the provisions of this Section would otherwise prohibit.

Section 3.13 Most Favored Status. Prior to the first date on which members of the EMC Group cease to beneficially own twenty percent (20%) or more of the aggregate number of shares of the then outstanding Common Stock, VMware agrees to sell to EMC or any member of the EMC Group upon request its commercially available products for internal use by EMC or members of the EMC Group and for use by EMC or members of the EMC Group for hosting services, but not for resale thereof as standalone products or bundled with any products of the EMC Group or any third party. In the case of the purchase or sale of products for internal use and for hosting services, each Party further agrees to hold the other in most favored status. For purposes of this Agreement, “most favored status” means, solely and exclusively, that all of the product prices, terms, warranties and benefits provided by EMC to VMware, on the one hand, and VMware to EMC, on the other hand, shall be comparable to or better than the equivalent terms being offered by the Party providing the products to any single, present customer of such Party. For purposes of this Agreement, “hosting services” means the hosting of computer application-based services or the provision of such services via an internal or external network for third party businesses (but not for third party consumers) on a commercial basis. If a Party shall enter into arrangements with any other customer of such Party providing such customer more favorable terms, this Agreement shall thereupon be deemed amended to provide the same terms to the other Party retroactive to the date of such third party agreement. Notwithstanding the foregoing, neither Party shall be obligated to return any monies paid prior to such amendment, or to forego the receipt of any payments then accrued under the then-current arrangement.

Section 3.14 Governmental Approvals. To the extent that any of the transactions contemplated by this Agreement requires any Governmental Approvals, the Parties will use their reasonable best efforts to obtain any such Governmental Approvals.

Section 3.15 No Representation or Warranty.

(a) EMC does not, in this Agreement or any other agreement, instrument or document contemplated by this Agreement, make any representation as to, warranty of or covenant with respect to:

(i) the value of any asset or thing of value transferred, or to be transferred, to VMware;

(ii) the freedom from encumbrance of any asset or thing of value transferred, or to be transferred, to VMware; provided, however, that EMC agrees to notify VMware promptly in the event EMC receives any notice or claim of any encumbrance on or against any asset or thing of value transferred, or to be transferred, to VMware;

(iii) the absence of defenses or freedom from counterclaims with respect to any claim transferred, or to be transferred, to VMware; provided, however, that neither EMC nor its Subsidiaries have any counterclaims with respect to any claim transferred, or to be transferred, to VMware; or

(iv) the legal sufficiency of any assignment, document or instrument delivered hereunder to convey title to any asset or thing of value upon its execution, delivery and filing.

Except as may expressly be set forth herein or in any Inter-Company Agreement, all assets transferred, or to be transferred, to VMware have been, or shall be, as the case may be, transferred “AS IS, WHERE IS” and VMware shall bear the economic and legal risk that any conveyance shall prove to be insufficient to vest in VMware good and marketable title, free and clear of any lien, claim, equity or other encumbrance.

(b) VMware does not, in this Agreement or any other agreement, instrument or document contemplated by this Agreement, make any representation as to, warranty of or covenant with respect to:

(i) the value of any asset or thing of value transferred, or to be transferred, to EMC;

(ii) the freedom from encumbrance of any asset or thing of value transferred, or to be transferred, to EMC; provided, however, that VMware agrees to notify EMC promptly in the event VMware receives any notice or claim of any encumbrance on or against any asset or thing of value transferred, or to be transferred, to EMC;

(iii) the absence of defenses or freedom from counterclaims with respect to any claim transferred, or to be transferred, to EMC; provided, however, that neither VMware nor its Subsidiaries have any counterclaims with respect to any claim transferred, or to be transferred, to EMC; or

(iv) the legal sufficiency of any assignment, document or instrument delivered hereunder to convey title to any asset or thing of value upon its execution, delivery and filing.

Except as may expressly be set forth herein or in any Inter-Company Agreement, all assets transferred, or to be transferred, to EMC have been, or shall be, as the case may be, transferred “AS IS, WHERE IS” and EMC shall bear the economic and legal risk that any conveyance shall prove to be insufficient to vest in EMC good and marketable title, free and clear of any lien, claim, equity or other encumbrance.

Section 3.16 Rules of Engagement. VMware’s Rules of Engagement with Storage, Server and Infrastructure Software Vendors (the “Rules of Engagement”) in effect as of the date hereof are attached as Exhibit A hereto. VMware has conducted the VMware Business in accordance with the Rules of Engagement since January 2004 and will continue to conduct the VMware Business in accordance with the Rules of Engagement unless the Rules of Engagement are modified by the board of directors of VMware, at which time VMware will conduct the VMware Business according to the modified rules.

Section 3.17 Compliance with Legal Policies.

(a) For so long as EMC is providing legal services under the Administrative Services Agreement, VMware shall comply with all policies and directives identified by EMC as critical to legal and regulatory compliance; provided, however, that nothing contained herein shall preclude modifications to such policies or directives as shall, in the opinion of counsel to VMware or EMC, be necessary or desirable to comply with then applicable law. Until the Distribution Date, VMware shall not adopt policies or directives relating to legal or regulatory compliance that are inconsistent with the policies and directives identified by EMC as critical to legal and regulatory compliance.

(b) For so long as EMC is providing services under the Administrative Services Agreement, it will take reasonable steps to assure that the employees providing such services comply with all policies and directives identified by VMware as critical to legal and regulatory compliance that are applicable to such employees.

Section 3.18 Guarantees. Each Party agrees that it will not renew or extend any lease, contract or agreement guaranteed by the other Party without the consent of the guaranteeing Party.

Section 3.19 Consent to Certain Agreements. VMware or any of its Subsidiaries shall not enter into any agreement with EMC or any of its Subsidiaries, or with EMC or any of its Subsidiaries and any third party, without obtaining the consent of EMC.

ARTICLE IV

REGISTRATION RIGHTS

Section 4.1 Demand Registration.

(a) The Holders shall have the right after the IPO Date to request in writing (a “Request”) (which request shall specify the Registrable Securities intended to be disposed of by such Holders and the intended method of distribution thereof, including in a Rule 415 Offering, if VMware is then eligible to register such Registrable Securities on Form S-3 (or a successor form) for such offering) that VMware register such portion of such Holders’ Registrable Securities as shall be specified in the Request (a “Demand Registration”) by filing with the Commission, as soon as practicable thereafter, but not later than the 45th day (or the 75th day if the applicable registration form is other than Form S-3) after the receipt of such a Request by VMware, a registration statement (a “Demand Registration Statement”) covering such Registrable Securities, and VMware shall use its reasonable best efforts to have such Demand Registration Statement become effective with the Commission concurrently with filing or as soon as practicable thereafter, but in no event later than the 90th day (or the 105th day if the applicable registration form is other than Form S-3) after the receipt of such a Request, and, subject to Section 4.4, to keep such Demand Registration Statement Continuously Effective for a period of at least twenty-four (24) months, in the case of a Rule 415 Offering, or, in all other cases, for a period of at least 180 days following the date on which such Demand Registration Statement is declared effective (or for such shorter period which will terminate when all of the Registrable Securities covered by such Demand Registration Statement shall have been sold pursuant thereto), including, if necessary, by filing with the Commission a post-effective amendment or a supplement to the Demand Registration Statement or the related prospectus or any document incorporated therein by reference or by filing any other required document or otherwise supplementing or amending the Demand Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by VMware for such Demand Registration Statement or by the Securities Act, the Exchange Act, any state securities or blue sky laws, or any rules and regulations thereunder; provided that such period during which the Demand Registration Statement shall remain Continuously Effective shall, in the case of an Underwritten Offering, and subject to Section 4.4, be extended for such period (if any) as the underwriters shall reasonably require, including to satisfy, in the judgment of counsel to the underwriters, any prospectus delivery requirements imposed by applicable law.

(b) VMware shall not be obligated to effect more than two (2) Demand Registrations in any calendar year. For purposes of the preceding sentence, a Demand Registration shall not be deemed to have been effected (and, therefore, not requested for purposes of paragraph (a) above), (i) unless a Demand Registration Statement with respect thereto has become effective, (ii) if after such Demand Registration Statement has become effective, the offer, sale or distribution of Registrable Securities thereunder is prevented by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to any Holder and such effect is not thereafter eliminated or (iii) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied or waived other than by reason of a failure on the part of any Holder. If VMware shall have complied with its obligations under ARTICLE IV, a right to a Demand Registration pursuant to this Section 4.1 shall be deemed to have been satisfied upon the earlier of (x) the date as of which all of the Registrable Securities included therein shall have been sold to the underwriters or distributed pursuant to the Demand Registration Statement and (y) the date as of which such Demand Registration Statement shall have been effective for an aggregate period of at least twenty-four (24) months, in the case of a Rule 415 Offering, or, in all other cases, for a period of at least 180 days following the effectiveness of such Demand Registration Statement.

(c) Any request made pursuant to this Section 4.1 shall be addressed to the attention of the secretary of VMware, and shall specify (i) the number of Registrable Securities to be registered (which shall be not less than the lesser of (x) 5% of the total number of Registrable Securities outstanding or (y) the remaining balance of the Registrable Securities then held by the Holders.

(d) VMware may not include in a Demand Registration pursuant to Section 4.1 hereof shares of VMware Capital Stock for the account of VMware or any Subsidiary of VMware, but, if and to the extent required by a contractual obligation, may, subject to compliance with Section 4.1(e), include shares of VMware Capital Stock for the account of any other Person who holds shares of VMware Capital Stock entitled to be included therein; provided, however, that if the Underwriters’ Representative of any offering described in this Section 4.1 shall have informed VMware in writing that in its judgment there is a Maximum Number of shares of VMware Capital Stock that all Holders and any other Persons desiring to participate in such Demand Registration may include in such offering, then VMware shall include in such Demand Registration all Registrable Securities requested to be included in such registration by the Holders together with up to such additional number of shares of VMware Capital Stock that any other Persons entitled to participate in such registration desire to include in such registration up to the Maximum Number that the Underwriters’ Representative has informed VMware may be included in such registration without materially and adversely affecting the success or pricing of such offering; provided that the number of shares of VMware Capital Stock to be offered for the account of all such other Persons participating in such registration shall be reduced in a manner determined by VMware in its sole discretion.

(e) No Holder may participate in any Underwritten Offering under Section 4.1 hereof and no other Person shall be permitted to participate in any such offering pursuant to Section 4.1 hereof unless it completes and executes all customary questionnaires, powers of attorney, custody agreements, underwriting agreements and other customary documents required under the customary terms of such underwriting arrangements. In connection with any Underwritten Offering under Section 4.1 hereof, each participating Holder and VMware and, except in the case of a Rule 415 Offering hereof, each other Person shall be a party to the underwriting agreement with the underwriters and may be required to make certain customary representations and warranties and provide certain customary indemnifications for the benefits of the underwriters; provided that the Holders shall not be required to make representations and warranties with respect to VMware or their business and operations and shall not be required to agree to any indemnity or contribution provisions less favorable to them than as are set forth herein.

Section 4.2 Piggyback Registration.

(a) In the event that VMware at any time after the IPO Date proposes to register any of its VMware Capital Stock, any other of its equity securities or securities convertible into or exchangeable for its equity securities (collectively, including VMware Capital Stock, “Other Securities”) under the Securities Act, either in connection with a primary offering for cash for the account of VMware, a secondary offering or a combined primary and secondary offering, VMware will each time it intends to effect such a registration, give written notice (a “Company Notice”) to all Holders of Registrable Securities at least ten (10) business days prior to the initial filing of a registration statement with the Commission pertaining thereto, informing such Holders of its intent to file such registration statement and of the Holders’ right to request the registration of the Registrable Securities held by the Holders. Upon the written request of the Holders made within seven (7) business days after any such Company Notice is given (which request shall specify the Registrable Securities intended to be disposed of by such Holder and the intended distribution thereof, provided, however, if (i) the Registrable Securities intended to be disposed of are Class A common stock and (ii) the applicable registration is intended to effect a primary offering of Class A common stock for cash for the account of VMware, such request shall specify only the Registrable Securities intended to be disposed of by such Holder), VMware will use its reasonable best efforts to effect the registration under the Securities Act of all Registrable Securities which VMware has been so requested to register by the Holders to the extent required to permit the disposition (in accordance with the intended methods of distribution thereof or, in the case of a registration which is intended to effect a primary offering for cash for the account of VMware, in accordance with VMware’s intended method of distribution) of the Registrable Securities so requested to be registered, including, if necessary, by filing with the Commission a post-effective amendment or a supplement to the registration statement filed by VMware or the related prospectus or any document incorporated therein by reference or by filing any other required document or otherwise supplementing or amending the registration statement filed by VMware, if required by the rules, regulations or instructions applicable to the registration form used by VMware for such registration statement or by the Securities Act, any state securities or blue sky laws, or any rules and regulations thereunder; provided, however, that if, at any time after giving written notice of its intention to register any Other Securities and prior to the Effective Date of the registration statement filed in connection with such registration, VMware shall determine for any reason not to register or to delay such registration of the Other Securities, VMware shall give written notice of such determination to each Holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register, VMware shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses incurred in connection therewith or from VMware’s obligations with respect to any subsequent registration) and (ii) in the case of a determination to delay such registration, VMware shall be permitted to delay registration of any Registrable Securities requested to be included in such registration statement for the same period as the delay in registering such Other Securities.

(b) If, in connection with a registration statement pursuant to this Section 4.2, the Underwriters’ Representative of the offering registered thereon shall inform VMware in writing that in its opinion there is a Maximum Number of shares of VMware Capital Stock that may be included therein and if such registration statement relates to an offering initiated by VMware of Common Stock being offered for the account of VMware, VMware shall include in such registration: (i) first, the number of shares VMware proposes to offer (“Company Securities”), (ii) second, up to the full number of Registrable Securities held by Holders of Registrable Securities that are requested to be included in such registration (Registrable Securities that are so held being sometimes referred to herein as “EMC Securities”) to the extent necessary to reduce the respective total number of shares of VMware Capital Stock requested to be included in such offering to the Maximum Number recommended by such Underwriters’ Representative (and in the event that such Underwriters’ Representative advises that less than all of such EMC Securities may be included in such offering, the Holders of Registrable Securities may withdraw their request for registration of their Registrable Securities under this Section 4.2 and not less than 90 days subsequent to the Effective Date of the registration statement for the registration of such Other Securities request that such registration be effected as a registration under Section 4.1 to the extent permitted thereunder) and (iii) third, up to the full number of the Other Securities (other than Company Securities), if any, in excess of the number of Company Securities and EMC Securities to be sold in such offering to the extent necessary to reduce the respective total number of shares of VMware Capital Stock requested to be included in such offering to the Maximum Number recommended by such Underwriters’ Representative (and, if such number is less than the full number of such Other Securities, such number shall be allocated pro rata among the holders of such Other Securities (other than Company Securities) on the basis of the number of securities requested to be included therein by each such holder).

(c) If, in connection with a registration statement pursuant to this Section 4.2, the Underwriters’ Representative of the offering registered thereon shall inform VMware in writing that in its opinion there is a Maximum Number of shares of VMware Capital Stock that may be included therein and if such registration statement relates to an offering initiated by any Person other than VMware (the “Other Holders”), VMware shall include in such registration the number of securities (including Registrable Securities) that such underwriters advise can be so sold without adversely affecting such offering, allocated pro rata among the Other Holders and the Holders of Registrable Securities on the basis of the number of securities (including Registrable Securities) requested to be included therein by each Other Holder and Holder of Registrable Securities.

(d) No Holder may participate in any Underwritten Offering under this Section 4.2 and no other Person shall be permitted to participate in any such offering pursuant to this Section 4.2 unless it completes and executes all customary questionnaires, powers of attorney, custody agreements, underwriting agreements and other customary documents required under the customary terms of such underwriting arrangements. In connection with any Underwritten Offering under this Section 4.2, each participating Holder and VMware and each such other Person shall be a party to the underwriting agreement with the underwriters of such offering and may be required to make certain customary representations and warranties and provide certain customary indemnifications for the benefits of the underwriters; provided that the Holders shall not be required to make representations and warranties with respect to VMware or their business and operations and shall not be required to agree to any indemnity or contribution provisions less favorable to them than as are set forth herein.

(e) VMware shall not be required to effect any registration of Registrable Securities under this Section 4.2 incidental to the registration of any of its securities in connection with VMware’s issuance of registered shares of VMware Capital Stock in mergers, acquisitions, reorganizations, exchange offers, subscription offers, dividend reinvestment plans or stock option or other executive or employee benefit or compensation plans.

(f) The registration rights granted pursuant to the provisions of this Section 4.2 shall be in addition to the registration rights granted pursuant to Section 4.1. No registration of Registrable Securities effected under this Section 4.2 shall relieve VMware of its obligation to effect a registration of Registrable Securities pursuant to Section 4.1.

Section 4.3 Expenses. Except as provided herein, VMware shall pay all Registration Expenses in connection with all registrations of Registrable Securities. Notwithstanding the foregoing, each Holder of Registrable Securities and VMware shall be responsible for its own internal administrative and similar costs, which shall not constitute Registration Expenses.

Section 4.4 Blackout Period. VMware shall be entitled to elect that a registration statement not be usable, or that the filing thereof be delayed beyond the time otherwise required, for a reasonable period of time (a “Blackout Period”), if VMware reasonably determines in good faith that the registration and distribution of Registrable Securities (or the use or filing of the IPO Registration Statement or related prospectus) would interfere with any pending material financing, merger, acquisition, consolidation, recapitalization, corporate reorganization or any other material corporate development involving VMware or any of its Subsidiaries or would require premature disclosure thereof that would be detrimental to VMware, and VMware promptly gives the Holders of Registrable Securities written notice of such determination, and if requested by Holders and to the extent such action would not violate applicable law, VMware will promptly deliver to the Holders a general statement of the reasons for such postponement or restriction on use and to the extent practicable an approximation of the anticipated delay, and promptly gives the Holders of Registrable Securities written notice at the conclusion of such Blackout Period. For the avoidance of doubt, the Parties agree that an election by VMware that a registration statement for the registration and distribution of Registrable Securities shall not be usable, or shall be delayed, during a Blackout Period shall not act to reduce the period during which such registration statement shall remain effective pursuant to the terms of this Article IV.

Section 4.5 Selection of Underwriters. If any Rule 415 Offering or any offering pursuant to a Demand Registration Statement is an Underwritten Offering, EMC will select a managing underwriter or underwriters to administer the offering, which managing underwriter shall be reasonably satisfactory to VMware. VMware shall have the right to select a managing underwriter or underwriters to administer any Underwritten Offering contemplated by Section 4.2.

Section 4.6 Obligations of VMware. If and whenever VMware is required to effect the registration of any Registrable Securities under the Securities Act as provided in this ARTICLE IV, VMware shall as promptly as practicable:

(a) prepare, file and use its reasonable best efforts to cause to become effective a registration statement under the Securities Act relating to the Registrable Securities to be offered;

(b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus (including any issuer free writing prospectus required to be so filed) used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities until the earlier of (i) such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition set forth in such registration statement and (ii) the expiration of one hundred eighty (180) days after such registration statement becomes effective; provided, that such one hundred eighty (180) day period shall be extended for such number of days that equals the number of days elapsing from (x) the date the written notice contemplated by paragraph (f) below is given by VMware to (y) the date on which VMware delivers to Holders of Registrable Securities the supplement or amendment contemplated by paragraph (f) below;

(c) furnish to Holders of Registrable Securities and to any underwriter of such Registrable Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus, any summary prospectus and any issuer free writing prospectus), in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents, as Holders of Registrable Securities or such underwriter may reasonably request, and a copy of any and all transmittal letters or other correspondence to or received from the Commission or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering;

(d) use its reasonable best efforts to register or qualify all Registrable Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as the Holders of such Registrable Securities or any underwriter to such Registrable Securities shall request, and use its reasonable best efforts to obtain all appropriate registrations, permits and consents in connection therewith, and do any and all other acts and things which may be necessary or advisable to enable the Holders of Registrable Securities or any such underwriter to consummate the disposition in such jurisdictions of its Registrable Securities covered by such registration statement; provided, that VMware shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any such jurisdiction wherein it is not so qualified or to consent to general service of process in any such jurisdiction;

(e) (i) use its reasonable best efforts to furnish to each Holder of Registrable Securities included in such registration (each, a “Selling Holder”) and to any underwriter of such Registrable Securities an opinion of counsel for VMware addressed to each Selling Holder and dated the date of the closing under the underwriting agreement (if any) (or if such offering is not underwritten, dated the Effective Date of the registration statement) and (ii) use its reasonable best efforts to furnish to each Selling Holder a “cold comfort” letter addressed to each Selling Holder and signed by the independent public accountants who have audited the financial statements of VMware included in such registration statement, in each such case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) as are customarily covered in opinions of issuer’s counsel and in accountants’ letters delivered to underwriters in underwritten public offerings of securities and such other matters as the Selling Holders may reasonably request and, in the case of such accountants’ letter, with respect to events subsequent to the date of such financial statements;

(f) as promptly as practicable, notify the Selling Holders in writing (i) at any time when a prospectus or, prior to such time as a final prospectus is available, an issuer free writing prospectus relating to a registration made pursuant to Section 4.1 or Section 4.2 contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading due to the occurrence of any event and (ii) of any request by the Commission or any other regulatory body or other body having jurisdiction for any amendment of or supplement to any registration statement or other document relating to such offering, and in either such case, at the request of the Selling Holders prepare and furnish to the Selling Holders a reasonable number of copies of a supplement to or an amendment of such prospectus or, prior to such time as a final prospectus is available, such issuer free writing prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading;

(g) if reasonably requested by the lead or managing underwriters, use its reasonable best efforts to list all such Registrable Securities covered by such registration on each securities exchange and automated inter-dealer quotation system on which a class of common equity securities of VMware is then listed;

(h) to the extent reasonably requested by the lead or managing underwriters, send appropriate officers of VMware to attend any “road shows” scheduled in connection with any such registration, with all out-of-pocket costs and expense incurred by VMware or such officers in connection with such attendance to be paid by VMware;

(i) furnish or cause to be furnished for delivery in connection with the closing of any offering of Registrable Securities pursuant to a registration effected pursuant to Section 4.1 or Section 4.2 unlegended certificates representing ownership of the Registrable Securities being sold in such denominations as shall be requested by the Selling Holders or the underwriters; and

(j) use its reasonable best efforts to take all other reasonable and customary steps typically taken by issuers to effect the registration and disposition of such Registrable Securities as contemplated hereby.

Section 4.7 Obligations of Selling Holders. Each Selling Holder agrees by having its securities treated as Registrable Securities hereunder that, upon receipt of written notice from VMware specifying that the prospectus relating to a registration made pursuant to Section 4.1 or Section 4.2 contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading due to the occurrence of any event, such Selling Holder will forthwith discontinue disposition of Registrable Securities until such Selling Holder is advised by VMware that the use of the prospectus may be resumed and is furnished with a supplemented or amended prospectus as contemplated by Section 4.6(f) hereof, and, if so directed by VMware, such Selling Holder will deliver to VMware all copies of the prospectus covering such Registrable Securities then in such Selling Holder’s possession at the time of receipt of such notice.

Section 4.8 Underwriting; Due Diligence.

(a) If requested by the underwriters for any Underwritten Offering of Registrable Securities pursuant to a registration requested under this ARTICLE IV, VMware shall enter into an underwriting agreement in a form reasonably satisfactory to VMware with such underwriters for such offering, which agreement will contain such representations and warranties by VMware and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnification and contribution provisions substantially to the effect and to the extent provided in Section 4.9, and agreements as to the provision of opinions of counsel and accountants’ letters to the effect and to the extent provided in Section 4.6(e). The Selling Holders on whose behalf the Registrable Securities are to be distributed by such underwriters shall be a party to any such underwriting agreement and the representations and warranties by, and the other agreements on the part of, VMware to and for the benefit of such underwriters, shall also be made to and for the benefit of such Selling Holders. Such underwriting agreement shall also contain such representations and warranties by such Selling Holders and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnification and contribution provisions substantially to the effect and to the extent provided in Section 4.9.

(b) In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act pursuant to this ARTICLE IV, VMware shall give the Holders of such Registrable Securities and the underwriters, if any, and their respective counsel and accountants, such reasonable and customary access to its books and records and such opportunities to discuss the business of VMware with its officers and the independent public accountants who have certified the financial statements of VMware as shall be necessary, in the opinion of such Holders and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act; provided, that such Holders and the underwriters and their respective counsel and accountants shall use their reasonable best efforts to coordinate any such investigation of the books and records of VMware and any such discussions with VMware’s officers and accountants so that all such investigations occur at the same time and all such discussions occur at the same time.

Section 4.9 Indemnification and Contribution.

(a) In the case of each offering of Registrable Securities made pursuant to this ARTICLE IV, VMware agrees to indemnify and hold harmless, to the extent permitted by law, each Selling Holder, each underwriter of Registrable Securities so offered and each Person, if any, who controls any of the foregoing Persons within the meaning of the Securities Act and the officers, directors, affiliates, employees and agents of each of the foregoing, against any and all losses, liabilities, costs (including reasonable attorney’s fees and disbursements), claims and damages, joint or several, to which they or any of them may become subject, under the Securities Act or otherwise, including any amount paid in settlement of any litigation commenced or threatened, insofar as such losses, liabilities, costs, claims and damages (or actions or proceedings in respect thereof, whether or not such indemnified Person is a party thereto) arise out of or are based upon any untrue statement by VMware or alleged untrue statement by VMware of a material fact contained in the registration statement (or in any preliminary or final prospectus included therein or issuer free writing prospectus related thereto) or in any offering memorandum or other offering document relating to the offering and sale of such Registrable Securities prepared by VMware or at its direction, or any amendment thereof or supplement thereto, or in any document incorporated by reference therein, or any omission by VMware or alleged omission by VMware to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, that VMware shall not be liable to any Person in any such case to the extent that any such loss, liability, cost, claim or damage arises out of or relates to any untrue statement or alleged untrue statement, or any omission, if such statement or omission shall have been made in reliance upon and in conformity with information furnished to VMware in writing by or on behalf of such Selling Holder, any other holder of securities whose securities are included in such registration statement or any such underwriter, as the case may be, specifically for use in the registration statement (or in any preliminary or final prospectus included therein or issuer free writing prospectus related thereto), offering memorandum or other offering document, or any amendment thereof or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Selling Holder or any other holder and shall survive the transfer of such securities. The foregoing indemnity agreement is in addition to any liability that VMware may otherwise have to each Selling Holder, or other holder or underwriter of the Registrable Securities or any controlling person of the foregoing and the officers, directors, affiliates, employees and agents of each of the foregoing; provided, further, that, in the case of an offering with respect to which a Selling Holder has designated the lead or managing underwriters (or a Selling Holder is offering Registrable Securities directly, without an underwriter), this indemnity does not apply to any loss, liability, cost, claim or damage arising out of or relating to any untrue statement or alleged untrue statement or omission or alleged omission in any preliminary prospectus or offering memorandum if a copy of a final prospectus or offering memorandum was not sent or given by or on behalf of any underwriter (or such Selling Holder or other holder, as the case may be) to such Person asserting such loss, liability, cost, claim or damage at or prior to the written confirmation of the sale of the Registrable Securities as required by the Securities Act and such untrue statement or omission had been corrected in such final prospectus or offering memorandum.

(b) In the case of each offering made pursuant to this Agreement, each Selling Holder, by exercising its registration rights hereunder, agrees to indemnify and hold harmless, and to cause each underwriter of Registrable Securities included in such offering (in the same manner and to the same extent as set forth in Section 4.9(a)) to agree to indemnify and hold harmless to the extent permitted by law, VMware, each other underwriter who participates in such offering, each other Selling Holder or other holder with securities included in such offering and in the case of an underwriter, such Selling Holder or other holder, and each Person, if any, who controls any of the foregoing within the meaning of the Securities Act and the officers, directors, affiliates, employees and agents of each of the foregoing, against any and all losses, liabilities, costs (including reasonable attorneys’ fees and disbursements), claims and damages, joint or several, to which they or any of them may become subject, under the Securities Act or otherwise, including any amount paid in settlement of any litigation commenced or threatened, insofar as such losses, liabilities, costs, claims and damages (or actions or proceedings in respect thereof, whether or not such indemnified Person is a party thereto) arise out of or are based upon any untrue statement or alleged untrue statement by such Selling Holder or underwriter, as the case may be, of a material fact contained in the registration statement (or in any preliminary or final prospectus included therein or issuer free writing prospectus related thereto) or in any offering memorandum or other offering document relating to the offering and sale of such Registrable Securities prepared by VMware or at its direction, or any amendment thereof or supplement thereto, or in any document incorporated by reference therein, or any omission by such Selling Holder or underwriter, as the case may be, or alleged omission by such Selling Holder or underwriter, as the case may be, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such statement or omission shall have been made in reliance on or in conformity with information furnished to VMware in writing by or on behalf of such Selling Holder or underwriter, as the case may be, specifically for use in such registration statement (or in any preliminary or final prospectus included therein or issuer free writing prospectus related thereto), offering memorandum or other offering document or any amendment thereof or supplement thereto. The foregoing indemnity is in addition to any liability which such Selling Holder or underwriter, as the case may be, may otherwise have to VMware, or controlling persons and the officers, directors, affiliates, employees, and agents of each of the foregoing; provided, that, in the case of an offering made pursuant to this Agreement with respect to which VMware has designated the lead or managing underwriters (or VMware is offering securities directly, without an underwriter), this indemnity does not apply to any loss, liability, cost, claim, or damage arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission in any preliminary prospectus or offering memorandum if a copy of a final prospectus or offering memorandum was not sent or given by or on behalf of any underwriter (or VMware, as the case may be) to such Person asserting such loss, liability, cost, claim or damage at or prior to the written confirmation of the sale of the Registrable Securities as required by the Securities Act and such untrue statement or omission had been corrected in such final prospectus or offering memorandum.

(c) Each party indemnified under paragraph (a) or (b) above shall, promptly after receipt of notice of a claim or action against such indemnified party in respect of which indemnity may be sought hereunder, notify the indemnifying party in writing of the claim or action; provided, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party on account of the indemnity agreement contained in paragraph (a) or (b) above except to the extent that the indemnifying party was actually prejudiced by such failure, and in no event shall such failure relieve the indemnifying party from any other liability that it may have to such indemnified party. If any such claim or action shall be brought against an indemnified party, and it shall have notified the indemnifying party thereof, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified party and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 4.9 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation. Any indemnifying party against whom indemnity may be sought under this Section 4.9 shall not be liable to indemnify an indemnified party if such indemnified party settles such claim or action without the consent of the indemnifying party. The indemnifying party may not agree to any settlement of any such claim or action, other than solely for monetary damages for which the indemnifying party shall be responsible hereunder, the result of which any remedy or relief shall be applied to or against the indemnified party, without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld. In any action hereunder as to which the indemnifying party has assumed the defense thereof with counsel satisfactory to the indemnified party, the indemnified party shall continue to be entitled to participate in the defense thereof, with counsel of its own choice, but the indemnifying party shall not be obligated hereunder to reimburse the indemnified party for the costs thereof.

(d) If the indemnification provided for in this Section 4.9 shall for any reason be unavailable (other than in accordance with its terms) to an indemnified party in respect of any loss, liability, cost, claim or damage referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, cost, claim or damage (i) as between VMware and the Selling Holders on the one hand and the underwriters on the other, in such proportion as shall be appropriate to reflect the relative benefits received by VMware and the Selling Holders on the one hand and the underwriters on the other hand or, if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of VMware and the Selling Holders on the one hand and the underwriters on the other with respect to the statements or omissions which resulted in such loss, liability, cost, claim or damage as well as any other relevant equitable considerations and (ii) as between VMware on the one hand and each Selling Holder on the other, in such proportion as is appropriate to reflect the relative fault of VMware and of each Selling Holder in connection with such statements or omissions as well as any other relevant equitable considerations. The relative benefits received by VMware and the Selling Holders on the one hand and the underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by VMware and the Selling Holders bear to the total underwriting discounts and commissions received by the underwriters, in each case as set forth in the table on the cover page of the prospectus. The relative fault of VMware and the Selling Holders on the one hand and of the underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by VMware and the Selling Holders or by the underwriters. The relative fault of VMware on the one hand and of each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, but not by reference to any indemnified party’s stock ownership in VMware. The amount paid or payable by an indemnified party as a result of the loss, cost, claim, damage or liability, or action in respect thereof, referred to above in this paragraph (d) shall be deemed to include, for purposes of this paragraph (d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. VMware and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 4.9 were determined by pro rata allocation (even if the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e) Notwithstanding any other provision of this Section 4.9, the obligation to indemnify or contribute shall be several, and not joint, among the Selling Holders who furnished or failed to furnish the information in a registration statement (or in any preliminary or final prospectus included therein or issuer free writing prospectus related thereto) or in any offering memorandum or other offering document relating to the offering and sale of Registrable Securities that resulted in any loss, liability, claim or damages. The liability of each such Selling Holder shall be limited to such Selling Holder’s proportionate amount of the aggregate gross proceeds received by all such Selling Holders from the sale of such Registrable Securities and shall not in any event exceed the gross proceeds received by such Selling Holder from such sale.

(f) Indemnification and contribution similar to that specified in the preceding paragraphs of this Section 4.9 (with appropriate modifications) shall be given by VMware, the Selling Holders and any underwriters with respect to any required registration or other qualification of securities under any state law or regulation or governmental authority.

(g) The obligations of the parties under this Section 4.9 shall be in addition to any liability which any party may otherwise have to any other party.

Section 4.10 Rule 144 and Form S-3. VMware shall use its reasonable best efforts to ensure that the conditions to the availability of Rule 144 set forth in paragraph (c) thereof shall be satisfied. Upon the request of any Holder of Registrable Securities, VMware will deliver to such Holder a written statement as to whether it has complied with such requirements. VMware further agrees to use its reasonable best efforts to cause all conditions to the availability of Form S-3 (or any successor form) under the Securities Act for the filing of registration statements under this Agreement to be met as soon as reasonably practicable after the IPO Date.

Section 4.11 Holdback Agreement.

(a) If so requested by the Underwriters’ Representative in connection with an offering of securities covered by a registration statement filed by VMware, whether or not Registrable Securities of the Holders are included therein, each Holder shall agree not to effect any sale or distribution of the Shares, including any sale under Rule 144, without the prior written consent of the Underwriters’ Representative (otherwise than through the registered public offering then being made), within seven (7) days prior to or ninety (90) days (or such lesser period as the Underwriters’ Representative may permit) after the Effective Date of the registration statement (or the commencement of the offering to the public of such Registrable Securities in the case of Rule 415 Offerings). The Holders shall not be subject to the restrictions set forth in this Section 4.11 for longer than an aggregate of ninety-seven (97) days during any 12-month period.

(b) If so requested by the Underwriters’ Representative in connection with an offering of any Registrable Securities, VMware shall agree not to effect any sale or distribution of VMware Capital Stock, without the prior written consent of the Underwriters’ Representative (otherwise than through the registered public offering then being made or in connection with any acquisition or business combination transaction and other than in connection with stock options and employee benefit plans and compensation), within seven (7) days prior to or ninety (90) days (or such lesser period as the Underwriters’ Representative may permit) after the Effective Date of the registration statement (or the commencement of the offering to the public of such Registrable Securities in the case of Rule 415 Offerings) and shall use its reasonable best efforts to obtain and enforce similar agreements from any other Persons if requested by the Underwriters’ Representative; provided that VMware or such Persons shall not be subject to the restrictions set forth in this Section 4.11 for longer than an aggregate of ninety-seven (97) days during any twelve (12) month period.

(c) Notwithstanding anything else in this Section 4.11 to the contrary, no Holder shall be precluded from distributing to any or all of its stockholders any or all of the Registrable Securities.

Section 4.12 Term. This ARTICLE IV shall remain in effect until all Registrable Securities held by Holders have been transferred by them to other Persons.

ARTICLE V

MUTUAL RELEASES; INDEMNIFICATION

Section 5.1 Release of Pre-IPO Date Claims.

(a) VMware Release. Except as provided in Section 5.1(c), as of the IPO Date, VMware does hereby, for itself and as agent for each member of the VMware Group, remise, release and forever discharge the EMC Indemnitees from any and all Liabilities whatsoever, whether at law or in equity (including any right of contribution), whether arising under any contract or agreement, by operation of law or otherwise, existing or arising from any past acts or events occurring or failing to occur or alleged to have occurred or to have failed to occur or any conditions existing or alleged to have existed on or before the IPO Date, including in connection with the transactions and all other activities to implement the IPO.

(b) EMC Release. Except as provided in Section 5.1(c), as of the IPO Date, EMC does hereby, for itself and as agent for each member of the EMC Group, remise, release and forever discharge the VMware Indemnitees from any and all Liabilities whatsoever, whether at law or in equity (including any right of contribution), whether arising under any contract or agreement, by operation of law or otherwise, existing or arising from any past acts or events occurring or failing to occur or alleged to have occurred or to have failed to occur or any conditions existing or alleged to have existed on or before the IPO Date, including in connection with the transactions and all other activities to implement the IPO.

(c) No Impairment. Nothing contained in Section 5.1(a) or Section 5.1(b) shall limit or otherwise affect any Party’s rights or obligations pursuant to or contemplated by this Agreement or any Inter-Company Agreement, in each case in accordance with its terms, including, without limitation, any obligations relating to indemnification, including indemnification pursuant to Section 5.2 and Section 5.3 of this Agreement, and any Insurance Proceeds under any of EMC’s Insurance Policies relating to the VMware Business which VMware is entitled to be paid.

(d) No Actions as to Released Pre-IPO Date Claims. VMware agrees, for itself and as agent for each member of the VMware Group, not to make any claim or demand, or commence any Action asserting any claim or demand, including any claim of contribution or any indemnification, against EMC or any member of the EMC Group, or any other Person released pursuant to Section 5.1(a), with respect to any Liabilities released pursuant to Section 5.1(a). EMC agrees, for itself and as agent for each member of the EMC Group, not to make any claim or demand, or commence any Action asserting any claim or demand, including any claim of contribution or any indemnification, against VMware or any member of the VMware Group, or any other Person released pursuant to Section 5.1(b), with respect to any Liabilities released pursuant to Section 5.1(b).

(e) Further Instruments. At any time, at the request of any other Party, each Party shall cause each member of its respective EMC Group or VMware Group, as applicable, to execute and deliver releases reflecting the provisions hereof.

Section 5.2 Indemnification by VMware. Except as otherwise provided in this Agreement, VMware shall, for itself and as agent for each member of the VMware Group, indemnify, defend (or, where applicable, pay the defense costs for) and hold harmless the EMC Indemnitees from and against, and shall reimburse such EMC Indemnitees with respect to, any and all Losses that any third party seeks to impose upon the EMC Indemnitees, or which are imposed upon the EMC Indemnitees, and that relate to, arise or result from, whether prior to or following the IPO Date, any of the following items (without duplication):

(a) any VMware Liability;

(b) any breach by VMware or any member of the VMware Group of this Agreement or any of the Inter-Company Agreements; and

(c) any Liabilities relating to, arising out of or resulting from any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, with respect to all information (i) contained in the IPO Registration Statement, any issuer free writing prospectus or any preliminary, final or supplemental prospectus forming a part of the IPO Registration Statement (other than information provided by EMC to VMware specifically for inclusion in the IPO Registration Statement, any issuer free writing prospectus or any preliminary, final or supplemental prospectus forming a part of the IPO Registration Statement), (ii) contained in any public filings made by VMware with the Commission following the IPO Date and (iii) provided by VMware to EMC specifically for inclusion in EMC’s annual or quarterly reports following the IPO Date to the extent (A) such information pertains to (x) VMware and the VMware Group or (y) the VMware Business or (B) EMC has provided prior written notice to VMware that such information will be included in one or more annual or quarterly reports, specifying how such information will be presented, and the information is included in such annual or quarterly reports, provided that this sub-clause (B) shall not apply to the extent that any such Liability arises out of or results from, or in connection with, any action or inaction of any member of the EMC Group, including as a result of any misstatement or omission of any information by any member of the EMC Group to VMware.

In the event that any member of the VMware Group makes a payment to the EMC Indemnitees hereunder, and any of the EMC Indemnitees subsequently diminishes the Liability on account of which such payment was made, either directly or through a third-party recovery (other than a recovery indirectly from EMC), EMC will promptly repay (or will procure EMC Indemnitee to promptly repay) such member of the VMware Group the amount by which the payment made by such member of the VMware Group exceeds the actual cost of the associated indemnified Liability.

Section 5.3 Indemnification by EMC. Except as otherwise provided in this Agreement, EMC shall, for itself and as agent for each member of the EMC Group, indemnify, defend (or, where applicable, pay the defense costs for) and hold harmless the VMware Indemnitees from and against, and shall reimburse such VMware Indemnitee with respect to, any and all Losses that any third party seeks to impose upon the VMware Indemnitees, or which are imposed upon the VMware Indemnitees, and that relate to, arise or result from, whether prior to or following the IPO Date, with any of the following items (without duplication):

(a) any Liability of the EMC Group and all Liabilities arising out of the operation or conduct of the EMC Business (in each case excluding the VMware Liabilities);

(b) any breach by EMC or any member of the EMC Group of this Agreement or any of the Inter-Company Agreements; and

(c) any Liabilities relating to, arising out of or resulting from any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, with respect to all information (i) contained in the IPO Registration Statement, any issuer free writing prospectus or any preliminary, final or supplemental prospectus forming a part of the IPO Registration Statement provided by EMC specifically for inclusion therein to the extent such information pertains to (x) EMC and the EMC Group or (y) the EMC Business and (ii) provided by EMC to VMware specifically for inclusion in VMware’s annual or quarterly reports following the IPO Date to the extent (A) such information pertains to (x) EMC and the EMC Group or (y) the EMC Business or (B) VMware has provided prior written notice to EMC that such information will be included in one or more annual or quarterly reports, specifying how such information will be presented, and the information is included in such annual or quarterly reports, provided that this sub-clause (B) shall not apply to the extent that any such Liability arises out of or results from, or in connection with, any action or inaction of any member of the VMware Group, including as a result of any misstatement or omission of any information by any member of the VMware Group to EMC.

In the event that any member of the EMC Group makes a payment to the VMware Indemnitees hereunder, and any of the VMware Indemnitees subsequently diminishes the Liability on account of which such payment was made, either directly or through a third-party recovery (other than a recovery indirectly from VMware), VMware will promptly repay (or will procure a VMware Indemnitee to promptly repay) such member of the EMC Group the amount by which the payment made by such member of the EMC Group exceeds the actual cost of the indemnified Liability.

Section 5.4 Ancillary Agreement Liabilities. Notwithstanding any other provision in this Agreement to the contrary, any Liability specifically assumed by, or allocated to, a Party in any of the Inter-Company Agreements shall be governed exclusively by the terms of such Inter-Company Agreement.

Section 5.5 Other Agreements Evidencing Indemnification Obligations. EMC hereby agrees to execute, for the benefit of any VMware Indemnitee, such documents as may be reasonably requested by such VMware Indemnitee, evidencing EMC’s agreement that the indemnification obligations of EMC set forth in this Agreement inure to the benefit of and are enforceable by such VMware Indemnitee. VMware hereby agrees to execute, for the benefit of any EMC Indemnitee, such documents as may be reasonably requested by such EMC Indemnitee, evidencing VMware’s agreement that the indemnification obligations of VMware set forth in this Agreement inure to the benefit of and are enforceable by such EMC Indemnitee.

Section 5.6 Reductions for Insurance Proceeds and other Recoveries.

(a) Insurance Proceeds. The amount that any Indemnifying Party is or may be required to provide indemnification to or on behalf of any Indemnitee pursuant to Section 5.2 or Section 5.3, as applicable, shall be reduced (retroactively or prospectively) by any Insurance Proceeds or other amounts actually recovered from third parties by or on behalf of such Indemnitee in respect of the related Loss. The existence of a claim by an Indemnitee for monies from an insurer or against a third party in respect of any indemnifiable Loss shall not, however, delay any payment pursuant to the indemnification provisions contained herein and otherwise determined to be due and owing by an Indemnifying Party. Rather, the Indemnifying Party shall make payment in full of the amount determined to be due and owing by it against an assignment by the Indemnitee to the Indemnifying Party of the entire claim of the Indemnitee for Insurance Proceeds or against such third party. Notwithstanding any other provisions of this Agreement, it is the intention of the Parties that no insurer or any other third party shall be (i) entitled to a benefit it would not be entitled to receive in the absence of the foregoing indemnification provisions, or (ii) relieved of the responsibility to pay any claims for which it is obligated. If an Indemnitee has received the payment required by this Agreement from an Indemnifying Party in respect of any indemnifiable Loss and later receives Insurance Proceeds or other amounts in respect of such indemnifiable Loss, then such Indemnitee shall hold such Insurance Proceeds or other amounts in trust for the benefit of the Indemnifying Party (or Indemnifying Parties) and shall pay to the Indemnifying Party, as promptly as practicable after receipt, a sum equal to the amount of such Insurance Proceeds or other amounts received, up to the aggregate amount of any payments received from the Indemnifying Party pursuant to this Agreement in respect of such indemnifiable Loss (or, if there is more than one Indemnifying Party, the Indemnitee shall pay each Indemnifying Party, its proportionate share (based on payments received from the Indemnifying Parties) of such Insurance Proceeds).

(b) Tax Cost/Tax Benefit. The amount that any Indemnifying Party is or may be required to provide indemnification to or on behalf of any Indemnitee pursuant to Section 5.2 or Section 5.3, as applicable, shall be (i) increased to take account of any net Tax cost incurred by the Indemnitee arising from the receipt or accrual of an indemnification payment hereunder (grossed up for such increase) and (ii) reduced to take account of any net Tax benefit realized by the Indemnitee arising from incurring or paying such loss or other liability. In computing the amount of any such Tax cost or Tax benefit, the Indemnitee shall be deemed to recognize all other items of income, gain, loss, deduction or credit before recognizing any item arising from the receipt or accrual of any indemnification payment hereunder or incurring or paying any indemnified Loss. Any indemnification payment hereunder shall initially be made without regard to this Section 5.6(b) and shall be increased or reduced to reflect any such net Tax cost (including gross-up) or net Tax benefit only after the Indemnitee has actually realized such cost or benefit. For purposes of this Agreement, an Indemnitee shall be deemed to have “actually realized” a net Tax cost or a net Tax benefit to the extent that, and at such time as, the amount of Taxes payable by such Indemnitee is increased above or reduced below, as the case may be, the amount of Taxes that such Indemnitee would be required to pay but for the receipt or accrual of the indemnification payment or the incurrence or payment of such Loss, as the case may be. The amount of any increase or reduction hereunder shall be adjusted to reflect any Final Determination with respect to the Indemnitee’s liability for Taxes, and payments between such indemnified parties to reflect such adjustment shall be made if necessary. Notwithstanding any other provision of this Agreement, to the extent permitted by applicable law, the Parties hereto agree that any indemnity payment made hereunder shall be treated as a capital contribution or dividend distribution, as the case may be, immediately prior to the IPO Date and, accordingly, not includible in the taxable income of the recipient or deductible by the payor.

Section 5.7 Procedures for Defense, Settlement and Indemnification of the Third Party Claims.

(a) Notice of Claims. If an Indemnitee shall receive notice or otherwise learn of the assertion by a Person (including any Governmental Authority) who is not a member of the EMC Group or the VMware Group of any claim or of the commencement by any such Person of any Action (collectively, a “Third Party Claim”) with respect to which an Indemnifying Party may be obligated to provide indemnification, EMC and VMware (as applicable) will ensure that such Indemnitee shall give such Indemnifying Party written notice thereof within thirty (30) days after becoming aware of such Third Party Claim. Any such notice shall describe the

Third Party Claim in reasonable detail. Notwithstanding the foregoing, the delay or failure of any Indemnitee or other Person to give notice as provided in this Section 5.7(a) shall not relieve the related Indemnifying Party of its obligations under this ARTICLE V, except to the extent that such Indemnifying Party is actually and substantially prejudiced by such delay or failure to give notice.

(b) Defense by Indemnifying Party. An Indemnifying Party shall be entitled to participate in the defense of any Third Party Claim and, to the extent that it wishes, at its cost, risk and expense, to assume the defense thereof, with counsel reasonably satisfactory to the party seeking indemnification. After timely notice from the Indemnifying Party to the Indemnitee of such election to so assume the defense thereof, the Indemnifying Party shall not be liable to the party seeking indemnification for any legal expenses of other counsel or any other expenses subsequently incurred by Indemnitee in connection with the defense thereof. The Indemnitee agrees to cooperate in all reasonable respects with the Indemnifying Party and its counsel in the defense against any Third Party Claim. The Indemnifying Party shall be entitled to compromise or settle any Third Party Claim as to which it is providing indemnification, which compromise or settlement shall be made only with the written consent of the Indemnitee, such consent not to be unreasonably withheld.

(c) Defense by Indemnitee. If an Indemnifying Party fails to assume the defense of a Third Party Claim within thirty (30) calendar days after receipt of notice of such claim, Indemnitee will, upon delivering notice to such effect to the Indemnifying Party, have the right to undertake the defense, compromise or settlement of such Third Party Claim on behalf of and for the account of the Indemnifying Party subject to the limitations as set forth in this Section 5.7; provided, however, that such Third Party Claim shall not be compromised or settled without the written consent of the Indemnifying Party, which consent shall not be unreasonably withheld. If the Indemnitee assumes the defense of any Third Party Claim, it shall keep the Indemnifying Party reasonably informed of the progress of any such defense, compromise or settlement. The Indemnifying Party shall reimburse all such costs and expenses of the Indemnitee in the event it is ultimately determined that the Indemnifying Party is obligated to indemnify the Indemnitee with respect to such Third Party Claim. In no event shall an Indemnifying Party be liable for any settlement effected without its consent, which consent will not be unreasonably withheld.

Section 5.8 Additional Matters.

(a) Cooperation in Defense and Settlement. With respect to any Third Party Claim that implicates both VMware and EMC in a material fashion due to the allocation of Liabilities, responsibilities for management of defense and related indemnities set forth in this Agreement or any of the Inter-Company Agreements, the Parties agree to cooperate fully and maintain a joint defense (in a manner that will preserve the attorney-client privilege, joint defense or other privilege with respect thereto) so as to minimize such Liabilities and defense costs associated therewith. The Party that is not responsible for managing the defense of such Third Party Claims shall, upon reasonable request, be consulted with respect to significant matters relating thereto and may, if necessary or helpful, associate counsel to assist in the defense of such claims.

(b) Pre-IPO Date Actions. Except with respect to matters pertaining solely to, or solely in connection with, the VMware Business, EMC may, in its sole discretion, have exclusive authority and control over the investigation, prosecution, defense and appeal of all Actions pending at the IPO Date relating to or arising in connection with, in any manner, the VMware assets or the VMware Liabilities if EMC or a member of the EMC Group is named as a party thereto; provided, however, that EMC must obtain the written consent of VMware, such consent not to be unreasonably withheld, to settle or compromise or consent to the entry of judgment with respect to such Action. After any such compromise, settlement, consent to entry of judgment or entry of judgment, EMC shall reasonably and fairly allocate to VMware and VMware shall be responsible for VMware’s proportionate share of any such compromise, settlement, consent or judgment attributable to the VMware Business, the VMware assets or the VMware Liabilities, including its proportionate share of the costs and expenses associated with defending same.

(c) Substitution. In the event of an Action in which the Indemnifying Party is not a named defendant, if either the Indemnitee or the Indemnifying Party shall so request, the Parties shall endeavor to substitute the Indemnifying Party for the named defendant. If such substitution or addition cannot be achieved for any reason or is not requested, the rights and obligations of the Parties regarding indemnification and the management of the defense of claims as set forth in this ARTICLE V shall not be altered.

(d) Subrogation. In the event of payment by or on behalf of any Indemnifying Party to or on behalf of any Indemnitee in connection with any Third Party Claim, such Indemnifying Party shall be subrogated to and shall stand in the place of such Indemnitee, in whole or in part based upon whether the Indemnifying Party has paid all or only part of the Indemnitee’s Liability, as to any events or circumstances in respect of which such Indemnitee may have any right, defense or claim relating to such Third Party Claim against any claimant or plaintiff asserting such Third Party Claim or against any other person. Such Indemnitee shall cooperate with such Indemnifying Party in a reasonable manner, and at the cost and expense of such Indemnifying Party, in prosecuting any subrogated right, defense or claim.

Section 5.9 Survival of Indemnities. Subject to Section 5.5, the rights and obligations of the members of the EMC Group and the VMware Group under this ARTICLE V shall survive the sale or other transfer by any Party of any assets or businesses or the assignment by it of any Liabilities or the sale by any member of the EMC Group or the VMware Group of the capital stock or other equity interests of any Subsidiary to any Person.

ARTICLE VI

OPTION

Section 6.1 Option.

(a) Subject to the provisions of subsection (b) of this Section 6.1, VMware hereby grants to EMC, on the terms and conditions set forth herein, a continuing right (the “Option”) to purchase from VMware, at the times set forth herein, such number of shares of Class A common stock for EMC to maintain the Class A Ownership Percentage and such number of shares of Class B common stock as is necessary for EMC to maintain the Class B Ownership Percentage. The Option shall be assignable, in whole or in part and from time to time, by EMC to any member of the EMC Group.

(i) The exercise price for each share of Class A common stock purchased pursuant to an exercise of the Option shall be:

(A) in the event of the issuance by VMware of Class A common stock in exchange for cash consideration, the per share price paid to VMware for shares of the Class A common stock issued by VMware in the related Issuance Event (as defined in Section 6.2); or

(B) in the event of: (1) the issuance by VMware of Class A common stock pursuant to any stock option or other executive or employee benefit or compensation plan maintained by VMware or (2) the issuance by VMware of Class A common stock for consideration other than cash, the Fair Market Value per share of Class A common stock on the Issuance Event Date (as defined in Section 6.2); and

(ii) The exercise price for each share of Class B common stock purchased pursuant to an exercise of the Option shall be the Fair Market Value per share of Class B common stock on the Issuance Event Date.

For the purposes of this Section 6.1, “Fair Market Value” of a share of (x) Class A common stock shall mean the closing price per share of Class A common stock as quoted on the NYSE on the date for which a determination is being made and (y) Class B common stock shall be the fair market value per share of Class B common stock as determined in good faith by VMware’s board of directors.

(b) The provisions of Section 6.1(a) hereof notwithstanding, the Option granted pursuant to Section 6.1(a) shall not apply and shall not be exercisable in connection with the issuance by VMware of any shares of Common Stock (i) in connection with the IPO, including the full exercise of all underwriters’ over-allotment options granted in connection therewith, or (ii) pursuant to any stock option or other executive or employee benefit or compensation plan maintained by VMware except where the issuance of such Common Stock pursuant to this clause (ii) would cause the Ownership Percentage to fall below eighty and one-tenth percent (80.1%).

Section 6.2 Notice. At least 20 business days prior to the issuance of any shares of Common Stock (other than as provided in Section 6.1(b) and other than issuances of Common Stock to any member of the EMC Group) or the first date on which any event could occur that, in the absence of a full or partial exercise of the Option, would result in a reduction in the Class A Ownership Percentage or the Class B

Ownership Percentage, VMware will notify EMC in writing (an “Option Notice”) of its plans to issue any such shares or the date on which such event could first occur. Each Option Notice must specify the date on which VMware intends to issue such additional shares of Common Stock or on which such event could first occur (such issuance or event being referred to herein as an “Issuance Event” and the date of such issuance or event as an “Issuance Event Date”), the number of shares VMware intends to issue or may issue and the other terms and conditions of such Issuance Event.

Section 6.3 Option Exercise and Payment. The Option may be exercised by EMC (or any member of the EMC Group to which all or any part of the Option has been assigned) in connection with an Issuance Event (i) for a number of shares of Class A common stock equal to or less than the number of shares that are necessary for the EMC Group to maintain, in the aggregate, the then-current Class A Ownership Percentage and (ii) for a number of shares of Class B common stock equal to or less than the number of shares that are necessary for the EMC Group to maintain, in the aggregate, the then-current Class B Ownership Percentage. The Option may be exercised at any time after receipt of an applicable Option Notice and up to 3 business days prior to the applicable Issuance Event Date by the delivery to VMware of a written notice to such effect specifying (x) the number of shares of Class A common stock and the number of shares of Class B common stock to be purchased by EMC or any member of the EMC Group and (y) a determination of the exercise price for such shares. In the event of any such exercise of the Option, VMware will, on the applicable Issuance Event Date and simultaneously with the issuance of shares of Common Stock in the related Issuance Event, deliver to EMC (or any member of the EMC Group designated by EMC), against payment therefor, certificates (issued in the name of EMC or its permitted assignee hereunder) representing the shares of Class A common stock or Class B common stock being purchased upon such exercise. Payment for such shares shall be made by wire transfer or intrabank transfer of immediately-available funds to such account as shall be specified by VMware for the full purchase price for such shares.

Section 6.4 Effect of Failure to Exercise. Except as provided in Section 6.5, any failure by EMC to exercise the Option, or any exercise for less than all shares purchasable under the Option, in connection with any particular Issuance Event shall not affect EMC’s right to exercise the Option in connection with any subsequent Issuance Event, provided, however, that following such Issuance Event in connection with which EMC so failed to exercise such Option in full or in part, the Class A Ownership Percentage and the Class B Ownership Percentage shall be recalculated.

Section 6.5 Termination of Option. The Option, or any part thereof assigned to a member of the EMC Group other than EMC, shall terminate upon the earlier of (i) the Distribution Date, (ii) the first date that members of the EMC Group beneficially own shares of Common Stock representing less than eighty percent (80%) of the aggregate number of votes entitled to be cast by the holders of the Common Stock at an annual or special meeting of stockholders on matters other than the election of directors and (iii) in the event that the Option has been transferred, on such date that the Person to whom the Option, or such part thereof, has been transferred, ceases to be a member of the EMC Group.

ARTICLE VII

MISCELLANEOUS

Section 7.1 Consent of EMC. Any consent of EMC pursuant to this Agreement or any of the Inter-Company Agreements, including but not limited to the consents referred to in Section 3.19, shall not be effective unless it is in writing and evidenced by the signature of the General Counsel of EMC (or such other person that the General Counsel has specifically authorized in writing to give such consent).

Section 7.2 Limitation of Liability. IN NO EVENT SHALL ANY MEMBER OF THE EMC GROUP OR VMWARE GROUP BE LIABLE TO ANY OTHER MEMBER OF THE EMC GROUP OR VMWARE GROUP FOR ANY SPECIAL, CONSEQUENTIAL, INDIRECT, INCIDENTAL OR PUNITIVE DAMAGES OR LOST PROFITS, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY (INCLUDING NEGLIGENCE) ARISING IN ANY WAY OUT OF THIS AGREEMENT, WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES; PROVIDED, HOWEVER, THAT THE FOREGOING LIMITATIONS SHALL NOT LIMIT EACH PARTY’S INDEMNIFICATION OBLIGATIONS FOR LIABILITIES AS SET FORTH IN THIS AGREEMENT OR IN ANY INTER-COMPANY AGREEMENT.

Section 7.3 Entire Agreement. This Agreement, the Inter-Company Agreements and the Exhibits and Schedules referenced or attached hereto and thereto, constitute the entire agreement between the Parties with respect to the subject matter hereof and thereof and shall supersede all prior written and oral and all contemporaneous oral agreements and understandings with respect to the subject matter hereof and thereof.

Section 7.4 Governing Law and Jurisdiction. This Agreement, including the validity hereof and the rights and obligations of the Parties hereunder, shall be construed in accordance with and all Disputes hereunder shall be governed by the laws of The Commonwealth of Massachusetts applicable to contracts made and to be performed entirely in such Commonwealth (without giving effect to the conflicts of laws provisions thereof).

Section 7.5 Termination; Amendment. This Agreement and all Inter-Company Agreements may be terminated or amended by and in the sole discretion of EMC, without the approval of VMware, at any time prior to the IPO. This Agreement and any applicable Inter-Company Agreements may be terminated or amended at any time after such date and before the Distribution Date by mutual consent of EMC and VMware, evidenced by an instrument in writing signed on behalf of each of the Parties. In the event of termination pursuant to this Section 7.5, no Party shall have any liability of any kind to the other Party. Except as otherwise provided herein or required by the provisions hereof, this Agreement shall terminate on the date that is 5 years after the first date upon which the members of the EMC Group cease to own at least twenty percent (20%) of the then outstanding number of shares of Common Stock; provided, however, that the provisions of Section 3.7 of Article III shall survive for a period of seven (7) years after the termination of this Agreement and the provisions of Section 3.5 of Article III, Article V, Article VII and Article VIII shall survive indefinitely after the termination of this Agreement.

Section 7.6 Notices. Notices, offers, requests or other communications required or permitted to be given by either party pursuant to the terms of this Agreement shall be given in writing to the respective Parties to the following addresses:

if to EMC:

EMC Corporation

176 South Street

Hopkinton, MA 01748

Attention: Office of the General Counsel

Facsimile: (508) 497-6915

if to VMware:

VMware, Inc.

3401 Hillview Avenue

Palo Alto, CA 94304

Attention: Legal Department

Fax: (650) 475-5101

or to such other address or facsimile number as the party to whom notice is given may have previously furnished to the other in writing as provided herein. Any notice involving non-performance, termination, or renewal shall be sent by hand delivery, recognized overnight courier or, within the United States, may also be sent via certified mail, return receipt requested. All other notices may also be sent by facsimile, confirmed by first class mail. All notices shall be deemed to have been given when received, if hand delivered; when transmitted, if transmitted by facsimile or similar electronic transmission method; one working day after it is sent, if sent by recognized overnight courier; and three days after it is postmarked, if mailed first class mail or certified mail, return receipt requested, with postage prepaid.

Section 7.7 Counterparts. This Agreement, including the Inter-Company Agreements and the Exhibits and Schedules hereto and thereto and the other documents referred to herein or therein, may be executed in counterparts, each of which shall be deemed to be an original but all of which shall constitute one and the same agreement.

Section 7.8 Binding Effect; Assignment. This Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective legal representatives and successors, and nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement. This Agreement may be enforced separately by each member of the EMC Group and each member of the VMware Group. Neither party may assign this Agreement or any rights or obligations hereunder, without the prior written consent of the other party, and any such assignment shall be void; provided, however, either party may assign this Agreement to a successor entity in conjunction with such party’s reincorporation in another jurisdiction or into another business form.

Section 7.9 Severability. If any term or other provision of this Agreement or the Exhibits or Schedules attached hereto is determined by a court, administrative agency or arbitrator to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to either party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the fullest extent possible.

Section 7.10 Failure or Indulgence not Waiver; Remedies Cumulative. No failure or delay on the part of either party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement or the Exhibits or Schedules attached hereto are cumulative to, and not exclusive of, any rights or remedies otherwise available.

Section 7.11 Authority. Each of the Parties hereto represents to the other that (a) it has the corporate or other requisite power and authority to execute, deliver and perform this Agreement, (b) the execution, delivery and performance of this Agreement by it have been duly authorized by all necessary corporate or other actions, (c) it has duly and validly executed and delivered this Agreement, and (d) this Agreement is a legal, valid and binding obligation, enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and general equity principles.

Section 7.12 Interpretation. The headings contained in this Agreement, in any Exhibit or Schedule hereto and in the table of contents to this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Any capitalized term used in any Exhibit or Schedule but not otherwise defined therein, shall have the meaning assigned to such term in this

Agreement. When a reference is made in this Agreement to an Article or a Section, Exhibit or Schedule, such reference shall be to an Article or Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated.

Section 7.13 Conflicting Agreements. None of the provisions of this Agreement are intended to supersede any provision in any Inter-Company Agreement or any other agreement with respect to the respective subject matters thereof. In the event of conflict between this Agreement and any Inter-Company Agreement or other agreement executed in connection herewith, the provisions of such other agreement shall prevail.

Section 7.14 Third Party Beneficiaries. None of the provisions of this Agreement shall be for the benefit of or enforceable by any third party, including any creditor of any Person. No such third party shall obtain any right under any provision of this Agreement or shall by reasons of any such provision make any claim in respect of any Liability (or otherwise) against either Party hereto.

ARTICLE VIII

DEFINITIONS

Section 8.1 Defined Terms. The following capitalized terms shall have the meanings given to them in this Section 8.1:

“Action” means any demand, action, suit, countersuit, arbitration, inquiry, proceeding or investigation by or before any federal, state, local, foreign or international governmental authority or any arbitration or mediation tribunal, other than any demand, action, suit, countersuit, arbitration, inquiry, proceeding or investigation relating to Taxes.

“Administrative Services Agreement” shall have the meaning set forth in Section 1.1(b) of this Agreement.

“Affiliated Company” of any Person means any entity that controls, is controlled by, or is under common control with such Person. As used herein, “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through ownership of voting securities or other interests, by contract or otherwise.

“Agreement” shall mean this Master Transaction Agreement, together with the Schedules and Exhibits hereto, as the same may be amended from time to time in accordance with the provisions hereof.

“Blackout Period” shall have the meaning set forth in Section 4.4 of this Agreement.

“Change of Control” shall have the meaning set forth in Section 3.9(b) of this Agreement.

“Class A Applicable Stock” means at any time the (i) shares of Class A common stock owned by the EMC Group that are owned on the IPO Date, plus (ii) shares of Class A common stock purchased by the EMC Group pursuant to Article VI of this Agreement, plus (iii) shares of Class A common stock that were issued to the EMC Group in respect of shares described in either clause (i) or clause (ii) in any reclassification, share combination, share subdivision, share dividend, share exchange, merger, consolidation or similar transaction or event.

“Class B Applicable Stock” means at any time the (i) shares of Class B common stock owned by the EMC Group that are owned on the IPO Date, plus (ii) shares of Class B common stock purchased by the EMC Group pursuant to Article VI of this Agreement, plus (iii) shares of Class B common stock that were issued to the EMC Group in respect of shares described in either clause (i) or clause (ii) in any reclassification, share combination, share subdivision, share dividend, share exchange, merger, consolidation or similar transaction or event.

“Class A common stock” shall mean the Class A common stock, par value $0.01 per share, of VMware.

“Class B common stock” shall mean the Class B common stock, par value $0.01 per share, of VMware.

“Class A Ownership Percentage” means, at any time, the fraction, expressed as a percentage and rounded to the nearest thousandth of a percent, whose numerator is the number of shares of the Class A Applicable Stock and whose denominator is the aggregate number of outstanding shares of Class A common stock and Class B common stock of VMware; provided, however, that any shares of Common Stock issued by VMware in violation of its obligations under Article VI of this Agreement shall not be deemed outstanding for the purpose of determining the Class A Ownership Percentage.

“Class B Ownership Percentage” means, at any time, the fraction, expressed as a percentage and rounded to the nearest thousandth of a percent, whose numerator is the number of shares of the Class B Applicable Stock and whose denominator is the aggregate number of outstanding shares of Class A common stock and Class B common stock of VMware; provided, however, that any shares of Common Stock issued by VMware in violation of its obligations under Article VI of this Agreement shall not be deemed outstanding for the purpose of determining the Class B Ownership Percentage.

“Code” means the Internal Revenue Code of 1986 (or any successor statute), as amended from time to time, and the regulations promulgated thereunder.

“Commission” shall have the meaning set forth in the preamble of this Agreement.

“Common Stock” means the Class A common stock and Class B common stock of VMware.

“Company Notice” shall have the meaning set forth in Section 4.2(a) of this Agreement.

“Company Securities” shall have the meaning set forth in Section 4.2(b) of this Agreement.

“Confidential Business Information” shall have the meaning set forth in Section 3.5(b)(iii) of this Agreement.

“Confidential Information” shall have the meaning set forth in Section 3.5(b)(i) of this Agreement.

“Confidential Technical Information” shall have the meaning set forth in Section 3.5(b)(ii) of this Agreement.

“Continuously Effective” with respect to a specified registration statement, means that such registration statement shall not cease to be effective and available for transfers of Registrable Securities in accordance with the method of distribution set forth therein for longer than five (5) business days during the period specified in the relevant provision of this Agreement.

“Contract” means any contract, agreement, lease, license, sales order, purchase order, instrument or other commitment that is binding on any Person or any part of its property under applicable law.

“Demand Registration” shall have the meaning set forth in Section 4.1(a) of this Agreement.

“Demand Registration Statement” shall have the meaning set forth in Section 4.1(a) of this Agreement.

“Dispute” has the meaning set forth in Section 3.11(a) of this Agreement.

“Dispute Resolution Commencement Date” has the meaning set forth in Section 3.11(a) of this Agreement.

“Distribution” means a distribution by EMC of Common Stock (and preferred stock, if any,) of VMware or common stock (and preferred stock, if any) of a Person that is a successor to VMware, which distribution is to holders of common stock of EMC and is intended to qualify as a tax-free distribution under Section 355 of the Internal Revenue Code of 1986, as amended, or any successor thereto.

“Distribution Date” means the date on which a Distribution occurs.

“Effective Date” means the date registration statement filed pursuant to ARTICLE IV hereof is declared effective by the Commission.

“EMC” shall have the meaning set forth in the preamble to this Agreement.

“EMC’s Auditors” shall have the meaning set forth in Section 3.4 (a)(i) of this Agreement.

“EMC Business” means any business that is then conducted by EMC and described in its periodic filings with the Commission, other than the VMware Business.

“EMC Group” means the affiliated group (within the meaning of Section 1504(a) of the Code), or similar group of entities as defined under corresponding provisions of the laws of other jurisdictions, of which EMC is the common parent corporation, and any corporation or other entity which may be, may have been or may become a member of such group from time to time, but excluding any member of the VMware Group.

“EMC Indemnitees” means EMC, each member of the EMC Group and each of their respective directors, officers and employees.

“EMC Securities” shall have the meaning set forth in Section 4.2(b) of this Agreement.

“Employee Benefits Agreement” shall have the meaning set forth in Section 1.1(e) of this Agreement.

“Exchange Act” shall have the meaning set forth in Section 2.1(a) of this Agreement.

“Fair Market Value” shall have the meaning set forth in Section 6.1(a) of this Agreement.

“Final Determination” has the meaning set forth in the Tax Sharing Agreement.

“Governmental Approvals” means any notices, reports or other filings to be made, or any consents, registrations, approvals, permits or authorizations to be obtained from, any Governmental Authority.

“Governmental Authority” shall mean any federal, state, local, foreign or international court, government, department, commission, board, bureau, agency, official or other regulatory, administrative or governmental authority.

“Holders” shall mean, collectively, EMC and its Affiliated Companies (other than VMware) who from time to time own Registrable Securities, each of such entities separately is sometimes referred to herein as a “Holder.”

“Indebtedness” means, with respect to any Person, any liability of such Person in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments and shall also include (a) any liability of such Person under any agreement related to the fixing of interest rates on any Indebtedness and (b) any capitalized lease obligations of such Person (if and to the extent the same would appear on a balance sheet of such Person prepared in accordance with United States generally accepted accounting principles).

“Indemnifying Party” means any party which may be obligated to provide indemnification to an Indemnitee pursuant to Section 5.2 or Section 5.3 hereof or any other section of this Agreement or any Inter-Company Agreement.

“Indemnitee” means any party which may be entitled to indemnification from an Indemnifying Party pursuant to Section 5.2 or Section 5.3 hereof or any other section of this Agreement or any Inter-Company Agreement.

“Information” means information, whether or not patentable or copyrightable, in written, oral, electronic or other tangible or intangible forms, stored in any medium, including studies, reports, records, books, contracts, instruments, surveys, discoveries, ideas, concepts, know-how, techniques, designs, specifications, drawings, blueprints, diagrams, models, prototypes, samples, flow charts, data, computer data, disks, diskettes, tapes, computer programs or other software, marketing plans, customer names, communications by or to attorneys (including attorney-client privileged communications), memos and other materials prepared by attorneys or under their direction (including attorney work product), and other technical, financial, employee or business information or data.

“Insurance Matters Agreement” shall have the meaning set forth in Section 1.1(f) of this Agreement.

“Insurance Policies” means insurance policies pursuant to which a Person makes a true risk transfer to an insurer.

“Insurance Proceeds” means those monies: (a) received by an insured from an insurance carrier; or (b) paid by an insurance carrier on behalf of the insured; or (c) from Insurance Policies.

“Insurance Transition Period” shall mean the period beginning on the IPO Date and ending on the Distribution Date.

“Intellectual Property Agreement” shall have the meaning set forth in Section 1.1(c) of this Agreement.

“Inter-Company Agreements” shall mean the Employee Benefits Agreement, the Insurance Matters Agreement, the Intellectual Property Agreement, the Real Estate Agreement, the Administrative Services Agreement and the Tax Sharing Agreement.

“IPO” shall have the meaning set forth in the preamble of this Agreement.

“IPO Date” shall have the meaning set forth Section 1.1 of this Agreement.

“IPO Conditions” shall have the meaning set forth in Section 2.3 of this Agreement.

“IPO Registration Statement” shall have the meaning set forth in the preamble of this Agreement.

“Issuance Event” has the meaning set forth in Section 6.2.

“Issuance Event Date” has the meaning set forth in Section 6.2.

“Liabilities” means all debts, liabilities, guarantees, assurances, commitments and obligations, whether fixed, contingent or absolute, asserted or unasserted, matured or unmatured, liquidated or unliquidated, accrued or not accrued, known or unknown, due or to become due, whenever or however arising (including, without limitation, whether arising out of any Contract or tort based on negligence or strict liability) and whether or not the same would be required by generally accepted principles and accounting policies to be reflected in financial statements or disclosed in the notes thereto.

“Loss” and “Losses” mean any and all damages, losses, deficiencies, Liabilities, obligations, penalties, judgments, settlements, claims, payments, fines, interest, costs and expenses (including, without limitation, the costs and expenses of any and all Actions and demands, assessments, judgments, settlements and compromises relating thereto and the costs and expenses of attorneys’, accountants’, consultants’ and other professionals’ fees and expenses incurred in the investigation or defense thereof or the enforcement of rights hereunder), including direct and consequential damages, but excluding punitive damages (other than punitive damages awarded to any third party against an indemnified party).

“Maximum Number” when used in connection with an Underwritten Offering, shall mean the maximum number of shares of VMware Capital Stock (or amount of other Registrable Securities) that the Underwriters’ Representative has informed VMware may be included as part of such offering without materially and adversely affecting the success or pricing of such offering.

“NYSE” shall have the meaning set forth in Section 2.1(c) of this Agreement.

“Option” has the meaning set forth in Section 6.1(a).

“Option Notice” has the set forth in Section 6.2.

“Other Holders” shall have the meaning set forth in Section 4.2(c) of this Agreement.

“Other Securities” shall have the meaning set forth in Section 4.2(a) of this Agreement.

“Ownership Percentage” means, at any time, the fraction, expressed as a percentage and rounded to the nearest thousandth of a percent, whose numerator is the number of shares equal to the sum of the Class A Applicable Stock and the Class B Applicable Stock and whose denominator is the aggregate number of outstanding shares of Class A common stock and Class B common stock of VMware; provided, however, that any shares of Common Stock issued by VMware in violation of its obligations under Article VI of this Agreement shall not be deemed outstanding for the purpose of determining the Ownership Percentage.

“Party” or “Parties” shall have the meaning set forth in the preamble of this Agreement.

“Permitted Acquisition” means any acquisition by VMware or any of its Subsidiaries of Stock, Stock Equivalents or assets of any Person not requiring the prior affirmative vote of the holders of the Class B common stock pursuant to Section 3.12(a)(iii).

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

“Pre-Distribution Period” shall have the meaning set forth in Section 3.3(a) of this Agreement.

“Privileges” shall have the meaning set forth in Section 3.6(a) of this Agreement.

“Privileged Information” shall have the meaning set forth in Section 3.6(a) of this Agreement.

“Real Estate Agreement” shall have the meaning set forth in Section 1.1(d) of this Agreement.

“Registrable Securities” means (i) the Class A common stock and the Class B common stock held by EMC immediately following the IPO Date (the “Shares”), (ii) any other securities issued or distributed to EMC in respect of the Class A common stock or Class B common stock by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, reorganization, merger, consolidation or otherwise, (iii) any Class A common stock or other securities received by EMC into which or for which Class B common stock are converted or exchanged or are convertible or exchangeable, (iv) any other Class A common stock or Class B common stock acquired by EMC prior to the Distribution Date, and (v) any other successor securities received by EMC in respect of any of the forgoing (i) through (iv); provided that in the event that any Registrable Securities (as defined without giving effect to this proviso) are being registered pursuant hereto, the Holder may include in such registration (subject to the limitations of this Agreement otherwise applicable to the inclusion of Registrable Securities) any Class A common stock or Class B common stock or securities acquired in respect thereof thereafter acquired by such Holder, which shall also be deemed to be “Shares” and accordingly Registrable Securities, for purposes of such registration. As to any particular Registrable Securities, such Registrable Securities shall cease to be Registrable Securities when (w) a registration statement with respect to the sale by EMC shall have been declared effective under the Securities Act and such Shares shall have been disposed of in accordance with such registration statement, (x) they shall have been distributed to the public in accordance with Rule 144 or they may be sold or transferred by the Holder thereof without restriction pursuant to Rule 144(k), (y) they shall have been otherwise transferred by EMC to an entity or Person that is not an Affiliated

Company of EMC, new certificates for them not bearing a legend restricting further transfer shall have been delivered by VMware and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any state securities or blue sky law then in effect or (z) they shall have ceased to be outstanding.

“Registration Expenses” means any and all out-of-pocket expenses incident to performance of or compliance with ARTICLE IV of this Agreement, including, without limitation, (i) all Commission registration and filing fees, (ii) all fees and expenses of complying with securities or blue sky laws (including fees and disbursements of counsel for any underwriters in connection with blue sky qualifications of the Registrable Securities) or relating to the National Association of Securities Dealers, Inc., (iii) all printing, messenger and delivery expenses, (iv) all fees and expenses incurred in connection with listing (or authorizing for quotation) the Registrable Securities on a securities exchange or automated inter-dealer quotation system pursuant to the requirements hereof, (v) the fees and disbursements of counsel for VMware and of its independent public accountants, (vi) all expenses in connection with the preparation, printing and filing of the registration statement, any preliminary prospectus or final prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to any Holders, underwriters and dealers and all expenses incidental to delivery of the Registrable Securities, (vii) the reasonable fees and disbursements of one firm of counsel, other than VMware’s counsel, selected by the Holders of Registrable Securities being registered, (viii) any fees and disbursements of underwriters customarily paid by the issuers or sellers of securities, and the reasonable fees and expenses of any special experts retained in connection with the requested registration, but excluding underwriting discounts and commissions and transfer taxes, if any, and (ix) the expenses incurred in connection with making “road show” presentations and holding meetings with potential investors to facilitate the distribution and sale of Registrable Securities.

“Remaining EMC Awards” shall have the meaning set forth in Section 3.9(b) of this Agreement.

“Request” shall have the meaning set forth in Section 4.1(a) of this Agreement.

“Rule 10A-3(b)(2)” means Rule 10A-3(b)(2) (or any successor rule to similar effect) promulgated under the Exchange Act.

“Rule 144” means Rule 144 (or any successor rule to similar effect) promulgated under the Securities Act.

“Rule 415 Offering” means an offering on a delayed or continuous basis pursuant to Rule 415 (or any successor rule to similar effect) promulgated under the Securities Act.

“Rules of Engagement” shall have the meaning set forth in Section 3.16 of this Agreement.

“Securities Act” means the Securities Act of 1933, as amended.

“Selling Holder” shall have the meaning set forth in Section 4.6(e) of this Agreement.

“Shares” shall have the meaning set forth in the definition of Registrable Securities.

“Stock” means shares of capital stock (whether denominated as common stock or preferred stock), beneficial, partnership or membership interests, participations or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or business trust, whether voting or non-voting.

“Stock Equivalents” means all securities convertible into or exchangeable for Stock and all warrants, options or other rights to purchase or subscribe for any Stock, whether or not presently convertible, exchangeable or exercisable, and all voting debt.

“Subsidiary” of any Person means a corporation, limited liability company, joint venture, partnership, trust, association or other entity in which such Person: (1) beneficially owns, either directly or indirectly, more than fifty percent (50%) of (A) the total combined voting power of all classes of voting securities of such entity, (B) the total combined equity interests, or (C) the capital or profits interest, in the case of a partnership; or (2) otherwise has the power to vote, either directly or indirectly, sufficient securities to elect a majority of the board of directors or similar governing body.

“Tax” and “Taxes” have the meaning set forth in the Tax Sharing Agreement.

“Tax Sharing Agreement” shall have the meaning set forth in Section 1.1(a) of this Agreement.

“Third Party Claim” has the meaning set forth in Section 5.7(a) of this Agreement.

“Underwritten Offering” shall mean a registration in which securities of VMware are sold to one or more underwriters for reoffering to the public.

“Underwriters” shall have the meaning set forth in Section 2.1(a) of this Agreement.

“Underwriting Agreement” shall have the meaning set forth in Section 2.1(a) of this Agreement.

“Underwriters’ Representative” when used in connection with an Underwritten Offering, shall mean the managing underwriter of such offering, or, in the case of a co-managed underwriting, the managing underwriters designated as the Underwriters’ Representative by the co-managers.

“VMware” shall have the meaning set forth in the preamble to this Agreement.

“VMware Affiliate” means any corporation or other entity directly or indirectly controlled by VMware.

“VMware’s Auditors” shall have the meaning set forth in Section 3.4(a) of this Agreement.

“VMware Balance Sheet” shall mean VMware’s unaudited consolidated balance sheet for the most recently completed fiscal quarter as of the IPO Date.

“VMware Business” means the business of virtual infrastructure technology presently conducted by VMware, as more completely described in the IPO Registration Statement, or following the IPO Date, such business that is then conducted by VMware and described in its periodic filings with the Commission.

“VMware Capital Stock” means all classes or series of capital stock of VMware.

“VMware Group” means the affiliated group (within the meaning of Section 1504(a) of the Code), or similar group of entities as defined under corresponding provisions of the laws of other jurisdictions, of which VMware will be the common parent corporation immediately after the Distribution, and any corporation or other entity which may become a member of such group from time to time.

“VMware Indemnitees” means VMware, each member of the VMware Group and each of their respective directors, officers and employees.

“VMware Liabilities” shall mean (without duplication) the following Liabilities:

(i) all Liabilities reflected in the VMware Balance Sheet;

(ii) all Liabilities of EMC or its Subsidiaries that arise after the date of the VMware Balance Sheet that would be reflected in a VMware balance sheet as of the date of such Liabilities, if such balance sheet was prepared using the same principles and accounting policies under which the VMware Balance Sheet was prepared;

(iii) all Liabilities that should have been reflected in the VMware Balance Sheet but are not reflected in the VMware Balance Sheet due to mistake or unintentional omission;

(iv) all Liabilities (other than Liabilities for Taxes, which are governed by the Tax Sharing Agreement), whether arising before, on or after the IPO Date, that relate to, arise or result from:

(A) the operation of the VMware Business as conducted at any time prior to, on or after the IPO Date (including any Liability relating to, arising out of or resulting from any act or failure to act by any director, officer, employee, agent or representative (whether or not such act or failure to act is or was within such Person’s authority)); or

(B) the operation of any business conducted by any member of the VMware Group at any time after the IPO Date (including any Liability relating to, arising out of or resulting from any act or failure to act by any director, officer, employee, agent or representative (whether or not such act or failure to act is or was within such Person’s authority));

(v) all Liabilities that are expressly contemplated by this Agreement, or any other Inter-Company Agreement (or the Schedules hereto or thereto) as Liabilities to be assumed by VMware or any member of the VMware Group; and

(vi) Liabilities of any member of the VMware Group under this Agreement or any of the Inter-Company Agreements.

After the IPO Date, EMC and VMware may receive invoices evidencing liabilities jointly incurred by or on behalf of both of them or their respective Affiliates. Accordingly, each of EMC and VMware agrees that such joint liabilities shall be divided among EMC, VMware and their respective Affiliates consistent with past practice and “VMware Liabilities” shall include the portion so allocated to VMware.

“Wholly-Owned Subsidiary” means each Subsidiary in which VMware owns (directly or indirectly) all of the outstanding voting Stock, voting power, partnership interests or similar ownership interests, except for director’s qualifying shares in nominal amount.

WHEREFORE, the Parties have signed this Master Transaction Agreement effective as of the date first set forth above.

EMC CORPORATION

Name:
Title:

VMWARE, INC.

Name:
Title:

EXHIBIT A

Rules of Engagement with Storage, Server and Infrastructure Software Vendors

Authored By VMware

January 12, 2004

VMware will continue to engage with our server and storage partners in a consistent and ethical manner. We acknowledge that since we run on all standard Intel hardware, we will often be in a situation where multiple server and storage vendors are involved in any given sales opportunity. In all sales situations, the customer is the primary decision maker determining with which partner we co-sell. In all sales situations, we will adhere to the following guidelines to the best of our ability:

1. If a partner brings VMware into a deal, we will only co-sell in front of the customer with that partner. If a competing partner needs technical assistance behind the scenes, we are obligated to help. We will not attempt to influence the customer to engage with a competing vendor. We will only begin co-selling in front of the customer with a competing hardware partner if requested by the customer.

2. If VMware finds a sales opportunity, we may bring a partner into the opportunity to progress the sale. We will determine which partner to contact based primarily on the customers request.

3. VMware maintains a list of certified and supported hardware and storage configurations. We will share this list with partners and customers and will only sell our products into these certified and supported environments. We will work closely with our server and storage partners to expand these certification lists as new products are released and establish a quarterly review of these lists so as to stay on top of our partner’s requirements.

4. VMware will compensate its sales force in a vendor neutral manner. In other words, VMware’s sales force will be compensated the same regardless of the server or storage platform on which our products are installed.

5. We will attempt to resolve any potential sales conflict through prompt and open communication with our server and storage partners. We believe that the majority of these cases can be resolved in the field between proper levels of sales management. We will work hard to establish these lines of communication.

60